UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934
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SUN RIVER ENERGY, INC.

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November 1, 2010
Dear Stockholders:
     On November 17, 2010, Sun River will hold its annual shareholders’ meeting here at its Dallas headquarters. I want to invite you to attend not only to exercise your rights as shareholders but to meet your new management team. As such, I want to briefly introduce myself and Tim Wafford.
     I became President and Chief Executive Officer and joined the Board of Directors as its Chairman on August 3, 2010. I am a licensed attorney and CPA in the State of Texas and hold a master’s degree in accounting and a MBA in Finance. On the same day, Tim became the Chief Operating Officer. Tim has over 25 years experience as a petroleum engineer. Tim and I have worked together in the oil and gas industry for over 10 years and agreed to multi-year contracts to work for you because we believe Sun River has a bright future in the energy business.
     Along with hiring both of us, Sun River purchased PC Operating Texas, Inc. We renamed this company Sun River Operating, Inc. Sun River Operating, Inc. is a fully functional operating company licensed and bonded in Texas. It has a veteran staff, experienced in the following areas: acquisition of leasehold; development of oil and gas interest through drilling, production and field operations; and oil and gas divestures. I invite you to take a look at our public filings regarding this acquisition.
     In the past two weeks, we entered into an agreement to purchase a large acreage position including, production and proved reserves, in the East Texas Basin. This acquisition favorably activates our income statement. We also agreed to a farmout with Devon Energy on additional acreage in the same area. The board of directors approved both of these transactions and announcements have been made. This almost 18,000 acres of developmental and infill drilling opportunities fits our strategic view of the energy markets. Your management team believes these two transactions will serve to balance our overall portfolio once we fund these two transactions.
     Finally, we continue to work on the Colfax County assets. I anticipate being able to provide a significant update on Colfax at the annual meeting. In the mean time, we continue to develop our geological data in the Raton Basin. In my opinion, things look promising in the Raton Basin deep gas play.
     I look forward to serving you as the President and CEO and hope you will be able to attend our annual meeting. Please make sure you fill out and return your proxy card whether you are able to attend the meeting or not. In the event that you have questions regarding the meeting, please send them to info@snrv.com.

Very truly yours,
/s/ Donal R. Schmidt, Jr.

Donal R. Schmidt, Jr. Chairman and Chief Executive Officer

5950 Berkshire Lane, Suite 1650, Dallas, TX 75225 — 800.669.6511 or 214.369.7300 — 214.369.7301 fax
www.snrv.com

SUN RIVER ENERGY, INC.
5950 Berkshire Lane, Suite 1650
Dallas, Texas 75225

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON NOVEMBER 17, 2010
To the Shareholders of SUN RIVER ENERGY, INC.:
     NOTICE IS HEREBY GIVEN that the Annual Meeting (the “Annual Meeting”) of the Shareholders of Sun River Energy, Inc., a Colorado corporation (“Sun River” or the “Company”), will be held at 10:00 a.m., Dallas, Texas time, on November 17, 2010 at the offices of Sun River Energy, Inc., 5950 Berkshire Lane, Suite 1650, Dallas, Texas 75225, for the following purposes:
1.	To elect three directors to serve until the 2011 Annual Meeting of Shareholders;

2.	To consider and to vote upon a proposal to approve the Company’s 2010 Stock Incentive Plan;

3.	To ratify the appointment of LBB & Associates Ltd., LLP as our independent registered public accounting firm for the fiscal year ending April 30, 2011; and

4.	To consider and transact such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.
     Our Board of Directors has fixed the close of business on September 24, 2010 as the record date for determining those shareholders entitled to notice of, and to vote at, the Annual Meeting and any adjournments or postponements thereof.
     Whether or not you expect to be present, please sign, date and return the enclosed proxy card in the pre-addressed envelope provided for that purpose as promptly as possible. No postage is required if mailed in the United States.

BY ORDER OF THE BOARD OF DIRECTORS, Sincerely,
/s/ Stuart J. Newsome

Stuart J. Newsome Secretary

Dallas, Texas
November 1, 2010
ALL SHAREHOLDERS ARE INVITED TO ATTEND THE ANNUAL MEETING IN PERSON. THOSE SHAREHOLDERS WHO ARE UNABLE TO ATTEND ARE RESPECTFULLY URGED TO EXECUTE AND RETURN THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE. SHAREHOLDERS WHO EXECUTE A PROXY CARD MAY NEVERTHELESS ATTEND THE ANNUAL MEETING, REVOKE THEIR PROXY AND VOTE THEIR SHARES IN PERSON. “STREET NAME” SHAREHOLDERS WHO WISH TO VOTE THEIR SHARES IN PERSON WILL NEED TO OBTAIN A PROXY FROM THE PERSON IN WHOSE NAME THEIR SHARES ARE REGISTERED.

SUN RIVER ENERGY, INC.
PROXY STATEMENT
TIME, DATE AND PLACE OF ANNUAL MEETING
INFORMATION CONCERNING PROXY
PURPOSES OF THE ANNUAL MEETING
OUTSTANDING VOTING SECURITIES AND VOTING RIGHTS
PROPOSAL 1: ELECTION OF DIRECTORS
MANAGEMENT
EXECUTIVE COMPENSATION
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
PROPOSAL 2: APPROVAL OF THE 2010 STOCK INCENTIVE PLAN
PRINCIPAL ACCOUNTING FEES AND SERVICES
PROPOSAL 3: RATIFICATION OF SELECTION OF AUDITORS
SHAREHOLDER MATTERS
OTHER BUSINESS
HOUSEHOLDING OF ANNUAL DISCLOSURE DOCUMENTS
ANNUAL MEETING OF SHAREHOLDERS — NOVEMBER 17, 2010

SUN RIVER ENERGY, INC.

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON NOVEMBER 17, 2010

PROXY STATEMENT

TIME, DATE AND PLACE OF ANNUAL MEETING
     This proxy statement is furnished in connection with the solicitation by the Board of Directors of Sun River Energy, Inc., a Colorado corporation (the “Company” or “Sun River”), of proxies from the holders of our common stock, par value $0.0001 per share, for use at our Annual Meeting of Shareholders (the “Annual Meeting”) to be held at our principal executive offices at 5950 Berkshire Lane, Suite 1650, Dallas, Texas 75225 at 10:00 a.m., Dallas, Texas time, on November 17, 2010, and at any adjournments or postponements thereof pursuant to the enclosed Notice of Annual Meeting.
     The approximate date this proxy statement and the enclosed form of proxy are first being sent to shareholders is October 26, 2010. Shareholders should review the information provided herein in conjunction with our Annual Report to Shareholders that accompanies this proxy statement. Our principal executive offices are located at 5950 Berkshire Lane, Suite 1650, Dallas, Texas 75225, and our telephone number is (214) 369-7300.
INFORMATION CONCERNING PROXY
     The enclosed proxy is solicited on behalf of our Board of Directors. The giving of a proxy does not preclude the right to vote in person should any shareholder giving the proxy so desire. Shareholders have an unconditional right to revoke their proxy at any time prior to the exercise thereof, either in person at the Annual Meeting or by filing with our Secretary at our headquarters a written revocation or duly executed proxy bearing a later date; however, no such revocation will be effective until written notice of the revocation is received by us at or prior to the Annual Meeting.
     The cost of preparing, assembling and mailing this proxy statement, the Notice of Annual Meeting and the enclosed proxy is to be borne by us. In addition to the use of mail, our employees may solicit proxies personally and by telephone. Our employees will receive no compensation for soliciting proxies other than their regular salaries. The Company has not retained a professional proxy solicitor or other firm to assist it, for compensation with the solicitation of proxies, although it may do so if deemed appropriate. We may request banks, brokers and other custodians, nominees and fiduciaries to forward copies of the proxy material to their principals and to request authority for the execution of proxies. We may reimburse such persons for their expenses in so doing.
PURPOSES OF THE ANNUAL MEETING
     At the Annual Meeting, our shareholders will consider and vote upon the following matters:
     1. To elect three directors to serve until the 2011 Annual Meeting of Shareholders;

     2. To consider and to vote upon a proposal to approve the Company’s 2010 Stock Incentive Compensation Plan;
     3. To ratify the appointment of LBB & Associates Ltd., LLP as our independent registered public accounting firm for the fiscal year ending April 30, 2011; and
     4. To consider and transact such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.
     Unless contrary instructions are indicated on the enclosed proxy, all shares of common stock represented by valid proxies received pursuant to this solicitation (and that have not been revoked in accordance with the procedures set forth herein) will be voted (a) “FOR” the election of the respective nominees for director named in the section titled “Proposal 1: Election of Directors,” (b) “FOR” the approval of the Company’s 2010 Stock Incentive Plan (the “2010 Incentive Plan”), (c) “FOR” the ratification of the appointment of LBB & Associates Ltd., LLP as our independent registered public accounting firm for the fiscal year ending April 30, 2011 (“Fiscal 2011”), and (d) to authorize the persons named as proxy in the accompanying proxy card to vote, in their discretion, upon such other matters that may properly come before the Annual Meeting. The Board of Directors knows of no other business that may properly come before the Annual Meeting. In the event a shareholder specifies a different choice by means of the enclosed proxy, the shareholder’s shares will be voted in accordance with the specification so made.
OUTSTANDING VOTING SECURITIES AND VOTING RIGHTS
     Our Board of Directors has set the close of business on September 24, 2010, as the record date for determining which of our shareholders are entitled to notice of, and to vote, at the Annual Meeting. As of the record date, there were approximately 23,646,727 shares of common stock that are entitled to be voted at the Annual Meeting. Each share of common stock is entitled to one vote on each matter submitted to shareholders for approval at the Annual Meeting.
     The attendance, in person or by proxy, of the holders of at least one-third of the outstanding shares of our common stock entitled to vote at the Annual Meeting is necessary to constitute a quorum. Directors will be elected by a plurality of the votes cast by the shares of common stock represented in person or by proxy at the Annual Meeting. The affirmative vote of the holders of a majority of the shares of common stock represented in person or by proxy at the Annual Meeting will be required for approval of the other proposals covered by this proxy statement. If a shareholder provides specific voting instructions, his or her shares will be voted as instructed. If a shareholder holds shares in his or her name and returns a properly executed proxy without giving specific voting instructions, the shareholder’s shares will be voted FOR Proposals 1, 2, 3 and 4, as recommended by the Company’s Board of Directors. If less than a majority of the outstanding shares entitled to vote is represented at the Annual Meeting, a majority of the shares so represented may adjourn the Annual Meeting to another date, time or place, and notice need not be given of the new date, time or place if the new date, time or place is announced at the meeting before an adjournment is taken.
     Prior to the Annual Meeting, we will select one or more inspectors of election for the meeting. Such inspector(s) shall determine the number of shares of common stock represented at the meeting, the existence of a quorum and the validity and effect of proxies, and shall receive, count and tabulate ballots and votes and determine the results thereof. Abstentions will be considered as shares present and entitled to vote at the Annual Meeting and will be counted as votes cast at the Annual Meeting, but will not be counted as votes cast for or against any given matter.

     A broker or nominee holding shares registered in its name, or in the name of its nominee, that are beneficially owned by another person and for which it has not received instructions as to voting from the beneficial owner, may have discretion to vote the beneficial owner’s shares with respect to the election of directors and other matters addressed at the Annual Meeting. Any such shares that are not represented at the Annual Meeting either in person or by proxy will not be counted in the vote on any matters addressed at the Annual Meeting.
PROPOSAL 1: ELECTION OF DIRECTORS
     Our Articles of Incorporation provide that our Board of Directors consists of three classes of directors, as nearly equal in number as possible, designated Class I, Class II and Class III and no classification of directors shall be effective when the Board of Directors consists of less than six members. Under our Bylaws, our Board of Directors shall consist of at least three members and not more than seven members. Directors shall be elected annually by the shareholders, and shall hold office until their successors are respectively elected and qualified.
     Messrs. Donal R. Schmidt, Jr., Stephen Weathers, and Robert B. Fields currently serve as directors of the Company. Our Board of Directors has nominated them for election at the Annual Meeting. Messrs. Redgie Green, David Surgnier, and Thomas Anderson currently serve as directors and are not nominated for re-election to the Board.
     Pursuant to the Colorado corporate statutes and the Company’s Articles of Incorporation, as amended, directors are elected by a plurality of votes cast. Under Rule 452 of the New York Stock Exchange, brokers may not cast discretionary votes for directors without instructions from the beneficial owners; therefore, it is important that all shareholders complete, sign and return the voting instruction forms that they receive from their brokers as promptly as possible. In this election, which is not contested, a vote withheld as to one or more of the nominees being proposed for election to the Board will not be counted as votes cast for purposes of the election of directors at the Annual Meeting, but will be counted for purposes of determining the presence of a quorum.
     Except as noted above, it is intended that shares represented by proxies will be voted for the nominees listed, each of whom is now a director of the Company. Messrs. Schmidt, Weathers, and Fields have consented to serve on our Board of Directors and the Board of Directors has no reason to believe that they will not serve if elected. However, if any of them should become unavailable to serve as a director, and if the Board has designated a substitute nominee, the persons named as proxies will vote for this substitute nominee.
Nominees for Election
     The following provides relative information pertaining to the individuals recommended and nominated by the Board of Directors for election to serve as directors of the Company with each nominee’s respective age, principal occupation, business experience for at least the past five years, and directorships in other reporting companies:

Name	Age	Position Held

Donal R. Schmidt, Jr.	49	Chairman of Board, President, Chief Executive Officer, Principal Financial Officer, Director
Stephen W. Weathers	50	Director
Robert B. Fields	73	Director
     Donal R. Schmidt, Jr. was appointed as Chairman of the Board and as our Chief Executive Officer and President effective on August 3, 2010. For the last 11 years, Mr. Schmidt has been an independent oil and gas producer. Mr. Schmidt is a managing member of FTP Oil and Gas I LLC, the General Partner of FTP Oil and Gas LP (“FTP”). FTP is a limited partnership formed for the acquisition of leases in the Permian Basin located in West Texas. Mr. Schmidt was also the managing member of PC Operating LLC, which conducted drilling and operations for FTP and other working interest partners. From 2005 until 2009, Mr. Schmidt was Chairman of the Board of Directors, President, Chief Executive Officer, Chief Financial Officer and Director of Dorado Exploration Inc; Director of Dorado Operating Inc.; and President of the Managing Member of the General Partner of Dorado Beckville Partners I LP. Dorado Exploration Inc., Dorado Operating Inc. and Dorado Beckville I LP each filed for reorganization under Chapter 11 of the U.S. Bankruptcy Code in the spring of 2008. Through the approved plans of reorganization for each company all allowed claims were paid in full and preferred shareholders of Dorado Exploration Inc. received $1.375 for their $1.00 preferred stock. From June 5, 2000 through December 31, 2004, he served as the managing member of Fredonia East Texas Property Acquisition Co., LLC and Longhorn Compression, LLC, where Mr. Schmidt was responsible for the land, legal, accounting, gas marketing and management of the financial assets of both companies. Fredonia East Texas Property Acquisition Co., LLC, was a non-operating working interest holding company and Longhorn Compression, LLC, is a company that owns compressors used on oil and gas wells.
     Mr. Schmidt is a licensed attorney and Certified Public Accountant in the State of Texas. He graduated with a B.S. in Mathematics and a minor in Chemistry from Texas Tech University in 1984. Additionally, he earned both an M.B.A. in Finance (1988) and M.S. in Accounting (1987) from the University of Texas at Dallas. In 1987, he joined the Dallas office of KPMG Peat Marwick as an oil and gas auditor. Mr. Schmidt, a member of law review, graduated from Texas Wesleyan University School of Law in 1996.
     The Board considered Mr. Schmidt’s experience as an outside auditor and accountant, as well as his oil and gas experience, to be valuable skills and an important addition to the Board.
     Stephen W. Weathers has served as one of our directors since 2006. He has worked as an environmental geologist both in the mining industry and oil and gas industry. His duties included permitting, environmental compliance, environmental remediation/reclamation and natural gas asset acquisitions both in the United States and Canada. Mr. Weathers worked for Maxxim Environmental/Terracon from 1995 through 1999 and currently works as a Principal Environmental Specialist in the Environmental Remediation and Transactional Support Group for DCP Midstream, LP (formerly Duke Energy Field Service), which is a natural gas gathering and processing company (1999-Present). Mr. Weathers is a Professional Geologist registered in the State of Texas and earned his B. S. in Geology from Boise State University. Mr. Weathers also serves as a director of Atomic Paintball, Inc., a public reporting company.

     Robert B. Fields was appointed to our Board of Directors effective as of August 3, 2010. From July 27, 2006 to August 6, 2008, Mr. Fields served on the Board of Directors of Dorado Exploration Inc. Dorado Exploration Inc. and its affiliates filed for reorganization under Chapter 11 of the U.S. Bankruptcy Code as described above. Since 2006, Mr. Fields has served as the managing member of PetroFields LLC, his personal oil and gas investment venture based in New York. Since February 15, 2001, Mr. Fields has served as the Chairman of ActForex, Inc., a New York fully hosted management service provider of proprietary software for currency trading. From April 2008 to the annual shareholder meeting on June 8, 2010, Mr. Fields served on the board of Sky People Fruit Juice (NASDAQ:SPU). Mr. Fields has served as a director of China Green Agriculture (NYSE:CGA) since February 8, 2010 and serves as Chairman of its Compensation Committee and member of its Audit Committee. From June 2005 through the annual shareholder meeting on May 31, 2006, Mr. Fields served on the Board of Directors and as Chairman of the Audit Committee of Genoil Inc. (OTCBB:GNOLF). From 1999 to 2002, Mr. Fields was an advisor to Laidlaw Global Corp., an AMEX-listed securities firm. Mr. Fields has served on the Board of Directors of Statmon Technologies, Inc. (OTCBB:STCA), since June 2000, and serves as Chairman of its Audit Committee. From 1997 to 1998, Mr. Fields served as Vice Chairman and, from 1997 to 1999, as a director of Laidlaw Ship Funding Ltd. Mr. Fields recently served as the President of the Friars National Association Foundation, Inc., a philanthropy of the arts based in New York, and since 1998 Mr. Fields has held various officer positions with the organization and is now a Trustee. From 1995 to 1998, he was a director of Hospital Staffing Services, Inc. (NYSE:HSS). Prior to that Mr. Fields also served as President and CEO of L’Express Inc., a New Orleans based interstate regional airline, Executive Vice President of American Finance Group in Boston, and as a director and a member of the Audit Committee of Flight International Group of Newport News, Virginia, a public company. Additionally, Robert Fields was managing director of Equifund, L.P. Since 1979, he has served as the President of Tradestar Ltd., his wholly owned consulting firm that specializes in asset appreciation.
Vote Required and Recommendation
     The three nominees for election to the Board of Directors, who receive the greatest number of votes cast for the election of directors by the shares present, in person or by proxy, shall be elected directors. Shareholders do not have the right to cumulate their votes for directors. In this non-contested election of directors, a vote withheld will have no effect on the outcome. Under Rule 452 of the New York Stock Exchange, brokers may not cast discretionary votes for the election of directors without instructions from the beneficial owners of the shares. The Board recommends that its shareholders vote “FOR” each of the nominees for director set forth above.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH OF THE NOMINEES FOR DIRECTOR SET FORTH ABOVE.
MANAGEMENT
     Set forth below is certain information concerning our other executive officers who are not directors:

Name	Age	Position Held

Thimothy S. Wafford	50	Chief Operating Officer
Thomas Schaefer	37	Vice President of Engineering

     Thimothy S. Wafford was appointed as our Chief Operating Officer effective on August 3, 2010. Mr. Wafford has over 26 years of diversified experience in the oil and gas industry, and has worked with Mr. Schmidt as an independent oil and gas producer for the last 11 years. He has also worked as a Petroleum Reservoir Engineer both domestically and internationally. Mr. Wafford was President of Essex Energy of Texas, Inc. from August 1, 2000 through May 13, 2003. Essex Energy of Texas, Inc., an entity in which Mr. Wafford was the sole director, officer and owner, was an oil and gas operating company that filed a Voluntary Petition of Bankruptcy under Chapter 7 of the Bankruptcy Code on December 2, 2002. Essex Energy of Texas was liquidated and discharged from bankruptcy on May 13, 2003. From December 2002 through May 2010, Mr. Wafford was President of Waterman Oil & Gas, Inc., an oil and gas operating company he founded. In these positions, Mr. Wafford was responsible for acquisitions and divestitures, drilling and completions, production and pipeline operations, gas gathering, processing and compression. From April 1, 2003 through January 25, 2005, Mr. Wafford was responsible for acquisitions and divestitures, drilling and completions, production and pipeline operations, gas gathering, processing and compression with respect to the properties that were contributed to Dorado Beckville Partners I LP by Mr. Wafford and Mr. Schmidt. From January 25, 2005 to December 31, 2008, Mr. Wafford served as Chief Operating Officer and Director of Dorado Exploration Inc. Dorado Exploration Inc. and its affiliates filed for reorganization under Chapter 11 of the U.S. Bankruptcy Code as described above.
     While attending Texas A&M University from 1980 to 1983, Mr. Wafford was a student engineer for the independent petroleum reservoir engineers at Tom Calhoun & Associates, primarily responsible for reserve estimates and valuations of properties in the East Texas Oilfield. Upon graduation from Texas A&M University in 1984 with a B.S. in Petroleum Engineering, Mr. Wafford served as Reservoir Engineer for the Oil and Gas Division of the First National Bank, Longview, Texas. Mr. Wafford returned to graduate school in 1986 and earned both an M.B.A. Finance and M.S. Accounting from the University of Texas at Dallas in 1988. From 1988 to 1990, Mr. Wafford served as an Oil and Gas Management Consultant with the Dallas office of PriceWaterhouse. From 1990 to 1997, Mr. Wafford worked in various domestic and international capacities as a petroleum reservoir engineer. In 1998, began his career as an independent oil and gas producer.
     Thomas Schaefer, age 37, was appointed as the Company’s Vice President of Engineering on October 15, 2010. Mr. Schaefer has been the Company’s Senior Petroleum Engineer since September 1, 2010 and is and will continue to be responsible for all aspects of drilling, completion and operation of wells on Company-operated properties in Texas and New Mexico. He holds a B.S. in Petroleum and Geosystems Engineering from the University of Texas at Austin. From April 2008 to August 2010, Mr. Schaefer served as Chief Operating Officer for Katy Resources ETX, LLC, an oil and gas exploration and production company. From May 2006 to April 2008, Mr. Schaefer served as Executive Vice President for Dorado Exploration Inc., an oil and gas exploration and production company. From October 2003 to April 2006, Mr. Schaefer served as Vice President Operations/Senior Drilling Engineer with ASRC Energy Services, a subsidiary of Arctic Slope Regional Corporation, an oilfield services and industrial facilities development company. Mr. Schaefer has international experience in 17 countries and over 30 oil fields, including projects in Venezuela, Europe, Russia and Kazakhstan. Domestically, Mr. Schaefer has worked on the implementation and design of field development programs in areas such as Kansas, Texas, Oklahoma and New Mexico.
Compliance with Section 16(a) of the Securities Exchange Act of 1934
     Section 16(a) of the Securities Exchange Act of 1934 (the “Exchange Act”) requires that our executive officers, directors, and persons who own more than 10% of a registered class of our equity securities to file reports of beneficial ownership and certain changes in beneficial ownership with the SEC and to furnish us with copies of those reports. To our knowledge, based solely on a review of the copies of such reports furnished to us or written representations that no other reports were required, we believe that during the year ended April 30, 2010, our officers, directors and greater than 10% shareholders timely filed all reports required by Section 16(a).
Corporate Governance
     Our Board of Directors has not adopted a written code of ethics because until August 3, 2010 we have only had two members on our management team, both of which were employed as consultants and not full time employees. Based on our recent acquisition and the management changes we have implemented, our Board of Directors will re-evaluate the adoption of a Code of Ethics.
Meetings of the Board of Directors
     During the fiscal year ended April 30, 2010, our Board of Directors held four meetings and took action by written consent on 20 occasions. No director attended fewer than 75% of the Board meetings held during this period. The Board of Directors encourages, but does not require, its directors to attend the Company’s annual meeting.
     The Board of Directors during our 2009 fiscal year had no standing committees. Given our operations to date, our Board of Directors believes that all of its members collectively have the adequate capabilities to discharge the necessary functions of audit, compensation and nominating committees. Additionally, as a result, our Board of Directors has not designated an “audit committee financial expert.” As we develop and expand our operations, the Board may consider authorizing one or more committees.
Leadership Structure and Risk Oversight
     The Chairman of the Board presides at all meetings of the Board. The Chairman is elected to serve by the remaining directors. At the present time, one individual serves as our Chairman and as our Chief Executive Officer and President. The Board has determined that, given the relatively early stage of the Company’s development, combining these roles is appropriate and will provide the Board with direct knowledge of and participation in the activities of our management.
     The Board’s role in connection with risk oversight is to oversee and monitor the management of risk practiced by the Company’s management in the performance of their duties. The Board does this in a number of ways, principally through meetings with and reports from our management team.
     The Company believes that its Board as a whole should encompass a range of talent, skill, diversity, and expertise enabling it to provide sound guidance with respect to the Company’s operations and interests. Minimum individual requirements include strength of character, mature judgment, familiarity with the Company’s business and industry, independence of thought and an ability to work collegially. Because of the nature of the Company’s business in oil and gas exploration, however, we have placed particular emphasis on finding individuals who have significant experience in this industry. The Board believes that the qualifications of the directors, as set forth in their biographies set forth above, provides them with the qualifications and skills to serve as a director of our Company.
2009 Director Compensation
     The Company does not currently pay any cash fees to its directors, nor does the Company pay directors’ expenses in attending board meetings.

EXECUTIVE COMPENSATION
Summary Compensation Table
     The following table sets forth the cash and non-cash compensation paid to or incurred on our behalf by our former Chief Executive Officer and certain other executive officers (our “Named Executive Officers”) for the fiscal years ended April 30, 2010 and 2009.

							Non-qualified
						Non-equity	deferred
				Stock	Option	incentive plan	compensation	All other
		Salary	Bonus	awards	awards	compensation	earnings	compensation	Total
Name & Position	Year	($)	($)	($)	($)	($)	($)	($)	($)

Redgie Green, Former CEO, President (1)	2010	0	0	0	0	0	0	0	0
	2009	0	0	$11,250	$490,000	0	0	0	$501,250

Jay Leaver, Former President (2)	2010	$42,000	0	$103,500	0	0	0	0	$145,500

Joe Kelloff, Former Chief Operating Officer (3)	2010	$49,999	0	$82,500	0	0	0	$82,500	$132,499

(1)	Mr. Green was appointed as our CEO in January 8, 2009 and resigned as our CEO on August 3, 2010. During the year ended April 30, 2009, we issued Mr. Green 25,000 shares of our restricted common stock valued at $11,250 based on a closing market price of $0.45 per share on the date of the issuance. The shares were issued for services as a director. During the year ended April 30, 2009, we issued Mr. Green a warrant exercisable for 350,000 shares of our common stock. The Warrant has a term of three years, an exercise price of $1.65 per share and provides for a cashless exercise. Using the Black-Scholes method of valuation, the warrant has a value of $490,000.

(2)	Mr. Leaver was appointed as our President on October 21, 2009 and resigned on August 3, 2010. Pursuant to the terms of a consulting agreement, we paid Mr. Leaver a monthly consulting fee equal to $6,000 from October 2009 through April 2010. In addition, we issued Mr. Leaver a total of 50,000 shares of our common stock at prices ranging from $1.60 to $2.50 per share based on the market value of the stock on the date of issuance from July 2009 through March 2010.

(3)	Mr. Kelloff was appointed as our Chief Operating Officer on October 21, 2009 and resigned on August 3, 2010. Pursuant to the terms of a consulting agreement, we paid Mr. Kelloff a monthly consulting fee of $8,333 per month from November 2009 through April 2010. In addition, from December 2009 through March 2010, we issued Mr. Kelloff a total of 45,000 shares of our common stock at prices ranging from $1.60 to $1.95 per share based on the market value of the stock on the date of issuance.
Employment Agreements
     Effective August 3, 2010, we entered into employment agreements with each of Messrs. Donal R. Schmidt, Jr., our Chief Executive Officer and President, and Thimothy S. Wafford, our Chief Operating Officer. The employment agreements provided for an initial term of three years and will automatically renew for additional one year unless either party gives notice 90 days prior to the end of the then current term of its intent to terminate the agreement. Pursuant to the terms of the employment agreements, each of Messrs. Schmidt and Wafford will not receive any salary during the first year of their employment and thereafter shall be entitled to receive an annual minimum base salary of $300,000 during the second and third year of their employment, which amount is subject to increase upon approval by our Board of

Directors. In addition, each of Messrs. Schmidt and Wafford is entitled to receive a bonus, in cash or in shares of our common stock, as determined by our Board of Directors; provided, however, that bonuses payable for the period ending April 30, 2013 shall be based upon the increase in reserves as computed under SEC rules and regulations from the prior fiscal year end reserves with a maximum bonus of $2,500,000 payable in any given fiscal year. Lastly, each of Messrs. Schmidt and Wafford is entitled to receive stock options to purchase 1,000,000, which options shall vest in equal monthly installments over a period of 36 months and have an exercise price equal to the fair market value of our common stock on the effective date of our acquisition of PC Operating.
     In the event either of Messrs. Schmidt and Wafford is terminated by us other than for “Cause” as defined in the employment agreements or by the executive for “Good Reason” as defined in the employment agreements, the executive shall be entitled to receive all compensation earned through the date of the termination plus a lump sum payment equal to two times the executive’s base salary at the time of such termination, if such termination occurs in the first or second year of the term, or a lump sum payment equal to two time the executive’s base salary at the time of such termination for the remainder of the term, if such termination occurs in the third year or any subsequent renewal.
     Effective September 1, 2010, we entered into an employment agreement with Thomas Schaefer, who is currently our Vice President of Engineering. The employment agreement provides for an initial term of three years and will automatically renew for additional one-year terms unless either party gives notice 30 days prior to the end of the then-current term of its intent to terminate the agreement. Pursuant to the terms of the employment agreement, Mr. Schaefer receives an annual minimum base salary of $225,000 during the term of his employment, which amount is subject to increase upon approval by the Company’s management. In addition, Mr. Schaefer is entitled to $25,000 per annum in addition to his base salary for his agreement not to compete with the Company as specified in his employment agreement. Mr. Schaefer is entitled to receive a bonus, in cash or in shares at the sole discretion of the Company’s management. Mr. Schaefer is entitled to receive stock options to purchase 250,000 shares of the Company’s common stock, which options shall vest in equal monthly installments over a period of 36 months and will have an exercise price equal to the fair market value of the Company’s common stock on the effective date of the employment agreement. Lastly, in the event the Company closes on the acquisition and purchase of certain property identified in his employment agreement, Mr. Schaefer shall be entitled to receive 250,000 shares of the Company’s common stock, which will be held in escrow and become earned and vested 1/12th per month thereafter during the term of the employment agreement. The shares will be subject to the Company’s first right to purchase the shares upon receipt of a third party offer.
     In the event Mr. Schaefer’s employment is terminated by the Company other than for “Cause” as defined in the employment agreement or by him for “Good Reason” as defined in the employment agreement, he shall be entitled to receive all compensation earned through the date of the termination plus any accrued but unpaid expenses required to be reimbursed under the employment agreement, any vacation accrued to the termination date and an amount equal to his base salary beginning on the termination date as defined in the employment agreement and ending one year from the termination date. If the termination date occurs in the third year of the term of the employment agreement, then Mr. Schaefer shall receive his pro-rata base salary until the third anniversary of the date of the employment agreement. This severance is payable in equal monthly installments beginning on the last day of the first month following the termination date, subject to Mr. Schaefer’s execution and delivery of a release satisfactory to the Company

Consulting Agreements
     Effective October 1, 2009, we entered into a consultant engagement agreement with Jay Leaver, our former President. Pursuant to the terms of the consultant engagement agreement, Mr. Leaver served as our President and received a monthly cash fee of $6,000. Pursuant to the terms of the consultant engagement agreement, we issued Mr. Leaver 10,000 shares of our restricted common stock upon execution of the agreement and 10,000 shares of our common stock on a quarterly basis thereafter which have been issued. Prior to the execution of the consultant engagement agreement, in July 2009, we issued Mr. Leaver 35,000 shares of our common stock under a then existing corporate advisor agreement, which agreement was superseded by the consultant engagement agreement. On August 3, 2010, Mr. Leaver resigned as our President. We continue to retain Mr. Leaver as a consultant pursuant to the terms of the consultant engagement agreement.
     Effective November 1, 2009, we entered into a consultant engagement agreement with Mr. Kelloff, our former Chief Operating Officer. Pursuant to the terms of the consultant engagement agreement, Mr. Kelloff served as Chief Operating Officer and received a monthly cash fee of $8,333. Pursuant to the terms of the consultant engagement agreement, we issued Mr. Kelloff 30,000 shares of the Company’s restricted common stock upon execution of the consultant engagement agreement. On August 3, 2010, Mr. Kelloff resigned as our Chief Operating Officer.
Outstanding Equity Awards at Fiscal Year End
     The following table sets forth certain information concerning outstanding equity awards held by the Named Executive Officers for the fiscal year ended April 30, 2010:

Warrant Awards						Stock Awards
Equity
incentive
plan
								Equity	awards:
			Equity					incentive	Market or
			incentive					plan	payout
			plan				Market	awards:	value of
			awards:			Number	value of	Number of	unearned
	Number of		Number of			of shares	shares of	unearned	shares,
	securities	Number of	securities			or units	units of	shares,	units or
	underlying	securities	underlying			of stock	stock	units or	others
	unexercised	underlying	unexercised	Warrant		that have	that	other rights	rights that
	warrants	unexercised	unearned	exercise	Warrant	not	have not	that have	have not
	(#)	warrants (#)	warrants	price	expiration	vested	vested	not vested	vested
Name	exercisable	unexercisable	(#)	($)	date	(#)	($)	(#)	($)

Redgie Green	350,000	—	—	$1.65	4/30/2012	—	—	—	—
Jay Leaver	—	—	—	—	—	—	—	—	—
Joe Kelloff	—	—	—	—	—	—	—	—	—

(1)	During the year ended April 30, 2009, we granted Mr. Green a warrant exercisable for 350,000 shares of our restricted common stock. The warrant has a term of three years, an exercise price of $1.65 per share and provides for a cashless exercise. The warrant was valued using the Black-Scholes Valuation Method and was determined to have a value of $490,000.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
     The following table sets forth information with respect to the beneficial ownership of our outstanding common stock as of the Record Date by:
•	each person who is known to us to be the beneficial owner of 5% or more of our common stock;

•	each of our current directors, Named Executive Officers and other executive officers; and

•	all of our current directors and executive officers as a group.
     Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Shares of common stock underlying options, warrants and convertible securities that are currently exercisable or convertible within 60 days of the Record Date into shares of our common stock are deemed to be outstanding and to be beneficially owned by the person holding the options, warrants or convertible securities for the purpose of computing the percentage ownership of the person, but are not treated as outstanding for the purpose of computing the percentage ownership of any other person.

		Amount and
		Nature of
		Beneficial
Title of Class	Name and Address of Beneficial Owner(1)	Ownership		Percent of Class (2)

Common Stock	Donal R. Schmidt, Jr.	1,460,667	(3)	6.00%
Common Stock	Thomas Schaefer	0		*
Common Stock	Thimothy S. Wafford	1,612,670	(4)	6.63%
Common Stock	Robert B. Fields	0		*
Common Stock	Redgie Green	538,500	(5)	2.25%
Common Stock	Thomas Anderson	500,000	(6)	2.09%
Common Stock	David Surgnier	500,000	(7)	2.09%
Common Stock	Stephen Weathers	6,556,627	(8)	27.32%
Common Stock	Jay Leaver	65,000	(9)	*
Common Stock	Joe Kelloff	75,000	(10)	*
Common Stock	Blue Moon Rising, LLC 208 North Market Street Dallas, Texas 75202	1,387,319		5.86%
Common Stock	Robert Doak PO Box 754 Trinidad, NM 81082	6,056,627	(11)	25.61%
Common Stock	New Mexico Energy, LLC PO Box 754 Trinidad, NM 81082	2,941,666	(11)	12.44%
Common Stock	Cicerone Corporate Development, LLC 501 Trophy Lake Drive, Suite 314 PMB 116 Trophy Club, TX 76262	7,363,356	(12)	30.85%

		Amount and
		Nature of
		Beneficial
Title of Class	Name and Address of Beneficial Owner(1)	Ownership		Percent of Class (2)

Common Stock	Richard L. Toupal 9 Thornhurst San Antonio, TX 78218	1,588,895		6.72%
Common Stock	All directors and executive officers as a group (eight persons)	4,445,178	(13)	17.29%

*	Less than 1%

(1)	Expect as otherwise noted, the address for each of the beneficial ownership is our address at 5950 Berkshire Lane, Suite 1650, Dallas, Texas 75225.

(2)	Based upon 23,646,727 shares of common stock issued and outstanding on the Record Date.

(3)	Includes (a) 125,000 shares owned by Mr. Schmidt directly, (b) 669,000 shares owned by Sierra Foxtrot, LP, of which he is the managing member, owner of 50% of the outstanding membership interests of its general partner, and owner of 49.5% of the limited partnership interest, and (c) 666,667 shares owned by FTP Oil and Gas, LP, of which he is the managing member, owner of 50% of the membership interests of its general partner, and owner of 49.5% of the limited partnership interests. Mr. Schmidt was appointed our President and Chief Executive Officer and as a director on August 3, 2010.

(4)	Includes (a) 794,000 shares owned by Mr. Wafford directly, (b) 666,667 shares owned by FTP Oil and Gas, LP, of which he is the owner of 50% of the membership interests of its general partner and the owner of 49.5% of the limited partnership interests, and (c) 152,011 shares, which represent his proportionate share of the common stock owned by Blue Moon Rising, LLC, a limited liability company of which Mr. Wafford is a member. Mr. Wafford was appointed as our Chief Operating Officer on August 3, 2010.

(5)	Includes (a) 188,500 shares of common stock and (b) 350,000 shares of common stock issuable upon exercise of a warrant.

(6)	Includes (a) 150,000 shares of common stock and (b) 350,000 shares of common stock issuable upon exercise of a warrant.

(7)	Includes (a) 150,000 shares of common stock and (b) 350,000 shares of common stock issuable upon exercise of a warrant.

(8)	Includes (a) 150,000 shares of common stock, (b) 350,000 shares of common stock issuable upon exercise of a warrant, (c) 3,114,961 shares owned by Robert Doak, as to which Mr. Weathers has been granted a proxy to vote such shares, and (d) 2,941,666 shares owned by New Mexico Energy, LLC, as to which Mr. Weathers has been granted a proxy to vote such shares. Does not include 5,000 shares owned by Mr. Weathers’ father.

(9)	Mr. Leaver resigned as our President on August 3, 2010.

(10)	Includes (a) 30,000 shares of common stock owned directly by Mr. Kelloff and (b) 45,000 shares of common stock owned by Kelloff Oil & Gas, LLC, of which Mr. Kelloff is a member. Mr. Kelloff resigned as our Chief Operating Officer on August 3, 2010.

(11)	Includes (a) 3,114,961 shares of common stock owned directly by Mr. Doak, and (b) 2,941,666 shares of owned by New Mexico Energy, LLC, of which he is a member. Each of Robert Doak and New Mexico Energy, LLC have granted options to Cicerone Corporate Development, LLC to purchase the shares owned by Mr. Doak and New Mexico Energy, LLC, respectively.

(12)	Includes (a) 1,086,729 shares of common stock, (b) 220,000 shares of common stock issuable upon exercise of options, (c) 3,114,961 shares of common stock purchasable upon exercise of an option granted to Cicerone Corporate Development, LLC by Robert Doak, and (d) 2,941,666 shares of common stock purchasable upon exercise of an option granted to Cicerone Corporate Development, LLC by New Mexico Energy, LLC. Does not include 20,000 shares issued subsequent to the Record Date.

(13)	Includes (a) 2,378,511 shares of common stock, (b) 1,400,000 shares of common stock issuable upon exercise of warrants and options owned by the officers and directors, and (c) 666,667 shares of common stock issuable upon conversion of a $1,000,000 convertible promissory note.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
Consulting Agreement
     In July 2009, we entered into a consulting agreement with Cicerone Corporate Development, LLC (“Cicerone”). Pursuant to the consulting agreement, Cicerone provides us with consulting services relating to implementation of corporate strategies, market listing standards and financings. In that regard, Cicerone provides advice and guidance regarding corporate governance and shareholder matters and attends Board meetings when requested by the Chairman of the Board. Cicerone also assists us with identifying strategic business opportunities and acquisition candidates and with due diligence and transaction structuring.
     Pursuant to the terms of the consulting agreement, Cicerone receives as payment for its services each month 20,000 shares of our common stock and a warrant to purchase 20,000 shares of common stock, which warrant has an exercise price equal to the closing price of our common stock on the date of grant and is exercisable for a period of two years from the date of grant. During the fiscal year ended April 30, 2010, the Company issued to Cicerone 180,000 shares of our common stock and warrants to purchase an aggregate of 180,000 shares of our common stock with exercise prices ranging from $1.54 to $2.73 per share. The Company recognized an expense of $456,340 relating to the shares issued as compensation (based on a range of $1.54 to $2.73 per share, based on closing market prices on the date of issuance). The warrants were valued using the Black-Scholes model. The total fair value of the warrants at the date of grant was $216,320 and was recorded as consulting expense.
     This consulting agreement has a three-year term, renewable for additional one-year periods, unless either party gives 90 days’ written notice of that party’s intention not to renew, and replaces entirely the consulting agreements with Cicerone previously entered into.
     As of the Record Date, Cicerone beneficially owned 30.85% of our common stock. Prior to August 3, 2010 Cicerone owned less than 5% beneficial ownership of our stock. During the 2nd quarter of the year, Cicerone approached Robert Doak, individually and as managing member of New Mexico Energy, LLC (“NME”) about purchasing Mr. Doak and NME’s shares. Mr. Doak agreed to enter into an option agreement to sell 100% of his and NME’s interest in the shares. Management of the Company was advised in advance of Cicerone’s desire to enter into the Option Agreements. Management was unopposed to Cicerone’s private transaction with Mr. Doak and NME. This transaction was fully reported on August 13, 2010 in a Schedule 13D by Cicerone.
     In addition to its consulting services, Cicerone has periodically provided operating capital to the company on an as needed basis. On July 27, 2010, we delivered a commercial promissory note in the principal amount of $629,105.96 to Cicerone covering all funds advanced by Cicerone to us as of that date. The note was unsecured, due on demand and bore interest at the rate of 4% per annum and convertible into shares of our common stock at the rate of $1.45 per share. On August 3, 2010, Cicerone converted the note into 433,867 shares of our common stock. Through the Record Date, Cicerone has loaned us an additional $227,409.38. Although we have no written agreement with Cicerone to loan us additional amounts, Cicerone has indicated that it will continue to provide us with loans for working capital through the completion of our first round of funding which is currently being conducted. There is no agreement to allow Cicerone to convert the existing debt to stock and no formal instrument has been executed to repay the amounts advanced. It is anticipated the funds will be repaid out of our fund raising efforts.

LPC Investments, LLC
     On October 24, 2008, the Company received notice from LPC Investments, LLC (“LPC”), at the time a greater than 10% shareholder of the Company, of a demand of payment in connection with a $74,600 unsecured promissory note held by LPC. LPC demanded payment of the outstanding principal and accrued interest. The promissory note had a due date of September 30, 2008. The Company made payment on this promissory note during the pendency of the litigation described below.
     On December 12, 2008, LPC filed a lawsuit in the Jefferson County District Court against the Company alleging breach of contract in connection with the payment of an unsecured, 8.75% promissory note and conversion of 2,200,000 shares of the Company’s common stock into a preferred note. LPC sought repayment of the note, accrued interest and attorney’s fees.
     On June 23, 2010, the Company entered into a settlement agreement regarding its litigation with LPC and its equity holder, Kevin Paul. The settlement agreement required the purchase of 1,900,139 shares of common stock. As the date of this Proxy Statement, all such shares have been purchased by third-party investors consistent with the terms of the settlement agreement. Further, on September 27, 2010, this litigation was dismissed with prejudice.
PROPOSAL 2: APPROVAL OF THE 2010 STOCK INCENTIVE PLAN
Background
     On October 15, 2010, the Board of Directors adopted the Company’s 2010 Stock Incentive Plan, subject to shareholder approval. The purpose of the incentive plan is to provide certain key persons, on whose initiative and efforts the successful conduct of the business of the Company depends, with incentives to enter into and remain in the service of the Company, acquire a proprietary interest in the success of the Company, maximize their performance, and enhance the long-term performance of the Company.
     A summary of the principal features of the incentive plan is provided below, but is qualified in its entirety by reference to the full text of the incentive plan that is attached to this document under Annex A. All references to the incentive plan are intended to mean the 2010 Stock Incentive Plan.
Adoption of the Incentive Plan
     The affirmative vote of holders of a majority of the outstanding shares of Company’s common stock represented in person or by proxy at the Annual Meeting is required for the adoption of the 2010 Stock Incentive Plan.
     The Board of Directors unanimously recommends a vote “FOR” adoption of the 2010 Stock Incentive Plan.
Shares Available
     The incentive plan reserves 2,000,000 shares of the Company’s common stock for awards. The total number of shares of common stock available for issuance under the incentive plan will be subject to the adjustments described below. If there any shares that are subject to an award under the incentive plan and that remain unissued upon the cancellation or termination of such award for any reason whatsoever; any shares of restricted stock forfeited pursuant to the terms of the incentive plan; and any shares in respect of which a stock appreciation right or performance share award is settled for cash such shares will again become available for issuance under the incentive plan.
Administration
     The incentive plan shall, at the present time, be administered by the Company’s Board of Directors (the “Administrator”). The Administrator shall have the authority (i) to exercise all of the powers granted to it under the incentive plan, (ii) to construe, interpret and implement the incentive plan and any award agreements executed pursuant to the terms of the incentive plan in its sole discretion with all such determination being final, binding and conclusive, (iii) to prescribe, amend and rescind rules and regulations relating to the incentive plan, including rules governing its own operations, (iv) to make all determinations necessary or advisable in administering the incentive plan, and (v) to correct any defect, supply any omission and reconcile any inconsistency in the incentive plan. The Administrator also has the power to modify or waive restrictions on awards, to amend awards, and to grant extensions and accelerations of awards.
Eligibility of Participation
     Directors; officers; executive, managerial, administrative and professional employees of the Company and/or its subsidiaries; and consultants, independent contractors, attorneys and advisors who provide services to the Company and/or its subsidiaries (referred to as “key persons”) are eligible to participate in the incentive plan. The selection of eligible participants is within the discretion of the Administrator.
Types of Awards
     The incentive plan provides for incentive stock options, non-qualified stock options, restricted and unrestricted stock, and performance shares. Awards may be granted singly, in combination, or in tandem, as determined by the Board. The Board of Directors may amend, suspend or modify the incentive plan at any time, except as limited by the terms of the incentive plan.
Stock Option Grants
     The Administrator may grant options qualifying as incentive stock options under the Internal Revenue Code and nonqualified stock options. The term of an option will be fixed by the Administrator, but will not exceed ten years (or five years in the case of an incentive stock option granted to a person beneficially owning shares representing 10% or more of the total combined voting power of all classes of stock of the Company, referred to as a 10% shareholder). The option price for any option will not be less than the fair market value of common stock on the date of grant (or 110% of the fair market value in the case of an incentive stock option granted to a 10% shareholder). Generally, the fair market value will be the closing price of the common stock on the applicable trading market. Payment for shares purchased upon exercise of a stock option must be made in full at the time of purchase. Payment may be made in cash; with the consent of the Administrator, by the transfer to the Company of shares having a fair market value equal to the option exercise price; if provided for in the applicable option agreement and to the extent permitted by law, by delivery of a full-recourse and sufficiently collateralized promissory note in such amount and on such terms as determined by the Administrator; or at the discretion of the Administrator and to the extent permitted by law, by such other provision, consistent with the terms of the incentive plan, as the Administrator may prescribe from time to time.

Restricted and Unrestricted Stock
     The Administrator is authorized to grant restricted and unrestricted stock. Restricted stock is a grant of shares of common stock which may not be sold or disposed of and which shall be subject to such risks of forfeiture and other restrictions as the Administrator may impose. Upon the issuance of such a restricted stock award, the grantee shall have the rights of a shareholder with respect to the restricted stock, subject to: (i) the nontransferability restrictions and forfeiture provision described the incentive plan; (ii) in the Administrator’s discretion, to a requirement that any dividends paid on such shares shall be held in escrow until all restrictions on such shares have lapsed; and (iii) any other restrictions and conditions contained in the applicable restricted stock agreement. Shares of restricted stock may not be sold, assigned, transferred, pledged or otherwise encumbered or disposed of except as otherwise specifically provided in the incentive plan or the applicable restricted stock agreement. The Administrator may grant, or sell at a purchase price at least equal to par value, shares of common stock free of restrictions under the incentive plan, subject to such forfeiture provisions as the Administrator shall determine in its sole discretion. Unrestricted stock grants may be thus granted or sold in respect of past services or other valid consideration. A participant granted restricted stock generally has all of the rights of a shareholder of the Company, unless otherwise determined by the Administrator.
Performance Shares
     The Administrator may grant performance share awards to such key persons, and in such amounts and subject to such vesting and forfeiture provisions and other terms and conditions, as the Administrator shall in its sole discretion determine, subject to the provisions of the incentive plan. Such an award shall entitle the grantee to acquire shares of common stock, or to be paid the value thereof in cash, as the Administrator shall determine, if specified performance goals are met. The grantee of a performance share award will have the rights of a stockholder only as to shares for which a stock certificate has been issued pursuant to the award and not with respect to any other shares subject to the award.
Adjustments
     The number and class of shares available under the incentive plan and the terms of outstanding awards may be adjusted by the Administrator to prevent dilution or enlargement of rights in the event of various changes in the capitalization of the Company.
Amendment of the Incentive Plan
     The Board of Directors has the right and power to amend the incentive plan, without the consent of the participants. The Board of Directors may not amend the incentive plan, however, in a manner that would impair or adversely affect the rights of the holder of an award without the holder’s consent. The Company will obtain shareholder approval if an amendment increases the aggregate number of shares that may be issued pursuant to incentive stock options or changes the class of employees eligible to receive such options, or materially increases the benefits under the incentive plan to persons whose transactions in common stock are subject to Section 16(b) of the Exchange Act or increases the benefits under the incentive plan to someone who has is eligible to receive awards under the incentive plan, materially increases the number of shares that may be issued to such persons, or materially modifies the eligibility requirements affecting such persons.

Termination of the Incentive Plan
     The incentive plan may be terminated at any time by the Board. Termination will not in any manner impair or adversely affect any benefit outstanding at the time of termination. The incentive plan will expire on the first anniversary of its approval by the Board.
Administrator’s Right to Modify Benefits
     Any stock option granted may be converted, modified, forfeited, or canceled, in whole or in part, by the Administrator if and to the extent permitted in the incentive plan or in the applicable agreement entered into in connection with an award or with the consent of the participant to whom the award was granted.
Federal Tax Treatment
     The incentive plan is not qualified under the provisions of Section 401(a) of the Internal Revenue Code and is not subject to any of the provisions of the Employee Retirement Income Security Act of 1974.
Nonqualified Stock Options
     On exercise of a nonqualified stock option granted under the incentive plan, an optionee will recognize ordinary income equal to the excess, if any, of the fair market value on the date of exercise of the shares of stock acquired on exercise of the option over the exercise price. If the optionee is an employee of the Company, that income will be subject to the withholding of Federal income tax. The optionee’s tax basis in those shares will be equal to their fair market value on the date of exercise of the option, and his holding period for those shares will begin on that date.
     If an optionee pays for shares of stock on exercise of an option by delivering shares of the Company’s common stock, the optionee will not recognize gain or loss on the shares delivered, even if their fair market value at the time of exercise differs from the optionee’s tax basis in them. The optionee, however, otherwise will be taxed on the exercise of the option in the manner described above as if he had paid the exercise price in cash. If a separate identifiable stock certificate is issued for that number of shares equal to the number of shares delivered on exercise of the option, the optionee’s tax basis in the shares represented by that certificate will be equal to his tax basis in the shares delivered, and his holding period for those shares will include his holding period for the shares delivered. The optionee’s tax basis and holding period for the additional shares received on exercise of the option will be the same as if the optionee had exercised the option solely in exchange for cash.
     The Company will be entitled to a deduction for federal income tax purposes equal to the amount of ordinary income taxable to the optionee, provided that amount constitutes an ordinary and necessary business expense for the Company and is reasonable in amount, and either the employee includes that amount in income or the Company timely satisfies its reporting requirements with respect to that amount.
Incentive Stock Options
     The incentive plan provides for the grant of stock options that qualify as “incentive stock options” as defined in Section 422 of the Code. Under the Internal Revenue Code, an optionee generally is not subject to tax upon the grant or exercise of an incentive stock option. In addition, if the optionee holds a share received on exercise of an incentive stock option for at least two years from the date the option was granted and at least one year from the date the option was exercised, which we refer to as the Required Holding Period, the difference, if any, between the amount realized on a sale or other taxable disposition of that share and the holder’s tax basis in that share will be long-term capital gain or loss.
     If, however, an optionee disposes of a share acquired on exercise of an incentive stock option before the end of the Required Holding Period, which we refer to as a Disqualifying Disposition, the optionee generally will recognize ordinary income in the year of the Disqualifying Disposition equal to the excess, if any, of the fair market value of the share on the date the incentive stock option was exercised over the exercise price. If, however, the Disqualifying Disposition is a sale or exchange on which a loss, if realized, would be recognized for Federal income tax purposes, and if the sales proceeds are less than the fair market value of the share on the date of exercise of the option, the amount of ordinary income recognized by the optionee will not exceed the gain, if any, realized on the sale. If the amount realized on a Disqualifying Disposition exceeds the fair market value of the share on the date of exercise of the option, that excess will be short-term or long-term capital gain, depending on whether the holding period for the share exceeds one year.
     An optionee who exercises an incentive stock option by delivering shares of stock acquired previously pursuant to the exercise of an incentive stock option before the expiration of the Required Holding Period for those shares is treated as making a Disqualifying Disposition of those shares. This rule prevents “pyramiding” or the exercise of an incentive stock option (that is, exercising an incentive stock option for one share and using that share, and others so acquired, to exercise successive incentive stock options) without the imposition of current income tax.
     For purposes of the alternative minimum tax, the amount by which the fair market value of a share of stock acquired on exercise of an incentive stock options exceeds the exercise price of that option generally will be an adjustment included in the optionee’s alternative minimum taxable income for the year in which the option is exercised. If, however, there is a Disqualifying Disposition of the share in the year in which the option is exercised, there will be no adjustment with respect to that share. If there is a Disqualifying Disposition in a later year, no income with respect to the Disqualifying Disposition is included in the optionee’s alternative minimum taxable income for that year. In computing alternative minimum taxable income, the tax basis of a share acquired on exercise of an incentive stock option is increased by the amount of the adjustment taken into account with respect to that share for alternative minimum tax purposes in the year the option is exercised.
     We are not allowed an income tax deduction with respect to the grant or exercise of an incentive stock option or the disposition of a share acquired on exercise of an incentive stock option after the Required Holding Period. However, if there is a Disqualifying Disposition of a share, we are allowed a deduction in an amount equal to the ordinary income includible in income by the optionee, provided that amount constitutes an ordinary and necessary business expense for the Company and is reasonable in amount, and either the employee includes that amount in income or the Company timely satisfies its reporting requirements with respect to that amount.
Stock Awards
     Generally, the recipient of a stock award will recognize ordinary compensation income at the time the stock is received equal to the excess, if any, of the fair market value of the stock received over any amount paid by the recipient in exchange for the stock. If, however, the stock is non-vested when it is received under the incentive plan (for example, if the employee is required to work for a period of time in order to have the right to sell the stock), the recipient generally will not recognize income until the stock becomes vested, at which time the recipient will recognize ordinary compensation income equal to the excess, if any, of the fair market value of the stock on the date it becomes vested over any amount paid by the recipient in exchange for the stock. A recipient may, however, file an election with the Internal Revenue Service, within 30 days of his or her receipt of the stock award, to recognize ordinary compensation income, as of the date the recipient receives the award, equal to the excess, if any, of the fair market value of the stock on the date the award is granted over any amount paid by the recipient in exchange for the stock.
     The recipient’s basis for the determination of gain or loss upon the subsequent disposition of shares acquired as stock awards will be the amount paid for such shares plus any ordinary income recognized either when the stock is received or when the stock becomes vested. Upon the disposition of any stock received as a stock award under the incentive plan, the difference between the sale price and the recipient’s basis in the shares will be treated as a capital gain or loss and generally will be characterized as long-term capital gain or loss if the shares have been held for more the one year from the date as of which he or she would be required to recognize any compensation income.
     The Company will be entitled to a deduction for federal income tax purposes equal to the amount of ordinary income that the employee is required to recognize at the time so recognized by the employee, whether upon vesting or grant, if the employee makes the election deferral above.
Section 409A
     Section 409A of the Code imposes certain requirements applicable to “nonqualified deferred compensation plans,” including rules relating to the timing of deferral elections and elections with regard to the form and timing of benefit distributions, prohibitions against the acceleration of the timing of distributions, and the times when distributions may be made, as well as rules that generally prohibit the funding of nonqualified deferred compensation plans in offshore trusts or upon the occurrence of a change in the employer’s financial health. If a nonqualified deferred compensation plan subject to Section 409A fails to meet, or is not operated in accordance with, these new requirements, then all compensation deferred under the plan is or becomes immediately taxable to the extent that it is not subject to a substantial risk of forfeiture and was not previously taxable. The tax imposed as a result of these new rules would be increased by interest at a rate equal to the rate imposed upon tax underpayments plus one percentage point, and an additional tax equal to 20% of the compensation which is required to be included in income. Some of the awards to be granted under the incentive plan may constitute deferred compensation subject to the Section 409A requirements, including, without limitation, the stock appreciation rights that are not payable in shares of the Company’s common stock. It is the Company’s intention that any award agreement that will govern awards subject to Section 409A will comply with these new rules.
Other Information
     The Company has to date agreed to grant to one of our executive officers (see “Executive Compensation” above) and a consultant options to purchase a total of 375,000 shares of common stock under the incentive plan. Options to purchase 1,000,000 shares have been granted to our Chief Executive Officer and Chief Operating Officer (see “Executive Compensation” above) prior to the incentive plan’s adoption by the Board. As the administration of the incentive plan involves discretionary choices by the Administrator, future awards to be granted under the Plan are not now determinable.

Effect of Approval of the Incentive Plan
     Approval by the shareholders of the incentive plan will permit the Administrator the ability to make equity compensation awards to directors, officers and other key employees and consultants for the next year.
PRINCIPAL ACCOUNTING FEES AND SERVICES
     Larry O’ Donnell, CPA, PC has served as our independent registered accounting firm since November 13, 2008.
     The following table represents aggregate fees billed to us during the fiscal years ended April 30, 2010 and 2009.

	Year Ended April 30,
	2010	2009
Audit Fees	$8,300	$1,100
Audit-related Fees	0	0
Tax Fees	0	0
All Other Fees	0	0

Total Fees	$8,300	$1,100
     We do not have an audit committee. As a result, the duties of the audit committee are fulfilled by our full Board of Directors. Our Board of Directors pre-approves all audit services and permitted non-audit services (including the fees and terms thereof) to be performed by our independent registered public accounting firm.
PROPOSAL 3: RATIFICATION OF SELECTION OF AUDITORS
     On October 15, 2010, the Board selected LBB & Associates Ltd., LLP (“LBB”) as the independent registered public accounting firm to perform the audit of the Company’s consolidated financial statements and management’s assessment of the effectiveness of internal control over financial reporting for our fiscal year ending April 30, 2011. We are asking the shareholders to ratify this selection. Representatives of LBB will be present at the Annual Meeting, will have the opportunity to make a statement if they so desire, and will be available to answer appropriate questions. LBB has been selected to replace our prior independent registered public accounting firm, Larry O’ Donnell, CPA, PC (“O’ Donnell”). O’ Donnell’s audit report on our financial statements for each of the past two fiscal years contained an opinion expressing a substantial doubt as to the Company’s ability to continue as a going concern. There have been no disagreements with O’ Donnell on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure during our two most recent fiscal years and any subsequent interim period preceding the date of engagement of LBB.
Vote Required and Recommendation
     The ratification of the selection of LBB as our independent certified public accountants for Fiscal 2011 requires the affirmative vote of the holders of a majority of the shares of the Company’s common stock present in person or by proxy at the Annual Meeting. Abstentions will be counted as present at the Annual Meeting for purposes of this matter and will have the effect of a vote against the ratification of the appointment of LBB as independent auditors.

     The Board of Directors recommends a vote “for” ratification of the appointment of LBB & Associates Ltd., LLP as the Company’s independent auditors for our fiscal year ending April 30, 2011.
SHAREHOLDER MATTERS
Shareholder Communications with the Board
     Any shareholder may communicate by mail with the Board or individual directors by addressing this correspondence to our Corporate Secretary, 5950 Berkshire Lane, Suite 1650, Dallas, TX 75225 or via our website at www.snrv.com. The Board has instructed the Corporate Secretary to review this correspondence and determine, in his or her discretion, whether matters submitted are appropriate for Board consideration. The Corporate Secretary may also forward certain communications elsewhere in the Company for review and possible response. In particular, communications such as customer or commercial inquiries or complaints, job inquiries, surveys and business solicitations or advertisements or patently offensive or otherwise inappropriate material will not be forwarded to the Board.
Shareholder Proposals for Inclusion in Next Year’s Proxy Statement
     Pursuant to Rule 14a-8 of the SEC’s proxy rules, a shareholder intending to present a proposal to be included in the proxy statement for our 2011 Annual Meeting of Shareholders must deliver a proposal in writing to our principal executive offices no later than the close of business on June 24, 2011 (or a reasonable time before we begin to print and mail the proxy materials for the 2011 annual meeting, if we change the date of the 2011 annual meeting more than 30 days from the date of this year’s Annual Meeting). Proposals should be addressed to: Corporate Secretary, 5950 Berkshire Lane, Suite 1650, Dallas, TX 75225. Proposals of shareholders must also comply with the SEC’s rules regarding the inclusion of shareholder proposals in proxy materials, and we may omit any proposal from our proxy materials that does not comply with the SEC’s rules.
     In addition, our Articles of Incorporation, as amended, provide that shareholders may nominate candidates for election to our Board of Directors. Such nominations must be made by written notice delivered or mailed by first class U.S. mail, postage prepaid, to our Corporate Secretary not less than 14 days nor more than 50 days prior to any meeting of our shareholders at which directors are to be elected. If, however, less than 21 days’ notice of the meeting is given to the shareholders, the required written notice shall be delivered or mailed, as described above, to our Corporate Secretary not later than the close of business on the seventh day following the day on which notice of the meeting was mailed to our shareholders.
OTHER BUSINESS
     The Board knows of no other business to be brought before the Annual Meeting. If, however, any other business should properly come before the Annual Meeting, the persons named in the accompanying proxy will vote proxies in their discretion as they may deem appropriate, unless they are directed by a proxy to do otherwise.

HOUSEHOLDING OF ANNUAL DISCLOSURE DOCUMENTS
     As permitted by the Exchange Act, only one copy of this Proxy Statement is being delivered to shareholders residing at the same address, unless those shareholders have notified us of their desire to receive multiple copies of the Proxy Statement.
     Shareholders residing at the same address who currently receive only one copy of the Proxy Statement and who would like to receive an additional copy of the Proxy Statement for this Annual Meeting or in the future may contact our Corporate Secretary by phone at (800) 669-6511 or by mail to the Corporate Secretary, 5950 Berkshire Lane, Suite 1650, Dallas, TX 75225.

By Order of the Board of Directors
/s/ Stuart J. Newsome
Stuart J. Newsome, Secretary

SUN RIVER ENERGY, INC.
2010 STOCK INCENTIVE PLAN
ARTICLE I
GENERAL
     1.1 Purpose
     The 2010 Stock Incentive Plan (the “Plan”) is designed to provide certain key persons, on whose initiative and efforts the successful conduct of the business of Sun River Energy, Inc. (the “Company”) depends, with incentives to: (a) enter into and remain in the service of the Company, (b) acquire a proprietary interest in the success of the Company, (c) maximize their performance, and (d) enhance the long-term performance of the Company.
     1.2 Administration
          (a) Administration by Board of Directors. The Plan shall be administered by the Compensation Committee of the Company’s Board of Directors, if any, and if no Compensation Committee then exists, the Plan shall be administered by the full Board of Directors (the “Administrator”). The Administrator shall have the authority (i) to exercise all of the powers granted to it under the Plan, (ii) to construe, interpret and implement the Plan and any Award Agreements (as hereinafter defined) executed pursuant to Section 2.1 in its sole discretion with all such determinations being final, binding and conclusive, (iii) to prescribe, amend and rescind rules and regulations relating to the Plan, including rules governing its own operations, (iv) to make all determinations necessary or advisable in administering the Plan, and (v) to correct any defect, supply any omission and reconcile any inconsistency in the Plan.
          (b) Administrator Action. Actions of the Administrator shall be taken by the vote of a majority of its members. Any action may be taken by a written instrument signed by a majority of the Administrator members, and action so taken shall be fully as effective as if it had been taken by a vote at a meeting. Except to the extent prohibited by applicable law or the applicable rules of a stock exchange, the Administrator may allocate all or any portion of its responsibilities and powers to any one or more of its members and may delegate all or any part of its responsibilities to any person or persons selected by it, and may revoke any such allocation or delegation at any time.
     1.3 Persons Eligible for Awards
     The persons eligible to receive awards under the Plan are those officers; directors; executive, managerial, administrative and professional employees of the Company and/or its subsidiaries; and consultants, independent contractors, attorneys and advisors who provide services to the Company and/or its subsidiaries (collectively, “key persons”) as the Administrator in its sole discretion shall select, taking into account the duties of or services provided by the respective key persons, their present and potential contributions to the success of the Company and its subsidiaries, and such other factors as the Administrator deems relevant in connection with accomplishing the purpose of the Plan; provided, however, that no incentive stock option may be granted to a key person who is not an employee of the Company or one of its subsidiaries on the date of grant. The Administrator may from time to time, in its sole discretion, determine that any key person shall be ineligible to receive awards under the Plan.
     1.4 Types of Awards Under Plan
     Awards may be made under the Plan in the form of (a) incentive stock options, (b) non-qualified stock options, (c) restricted stock, (d) unrestricted stock, and (e) performance shares, all as more fully set forth in Article II. The term “award” means any of the foregoing.
     1.5 Shares Available for Awards
          (a) Aggregate Number Available; Certificate Legends. Subject to the provisions of Section 1.5(b), the total number of shares of common stock of the Company (“Common Stock”) with respect to which awards may be granted pursuant to the Plan is two million (2,000,000) shares. Shares issued pursuant to the Plan may be authorized but unissued Common Stock, authorized and issued Common Stock held in the Company’s treasury or Common Stock acquired by the Company for the purposes of the Plan. The Administrator may direct that any stock certificate evidencing shares issued pursuant to the Plan shall bear a legend setting forth such restrictions on transferability as may apply to such shares.
          (b) Adjustment Upon Changes in Common Stock. Upon certain changes in Common Stock, the number of shares of Common Stock available for issuance with respect to awards that may be granted under the Plan pursuant to Section 1.5(a) shall be adjusted pursuant to Section 3.7(a).
          (c) Certain Shares to Become Available Again. The following shares of Common Stock shall again become available for awards under the Plan: (i) any shares that are subject to an award under the Plan and that remain unissued upon the cancellation or termination of such award for any reason whatsoever; and (ii) any shares of restricted stock forfeited pursuant to Section 2.7(e), provided that any dividends paid on such shares are also forfeited pursuant to such Section 2.7(e).
     1.6 Definitions of Certain Terms
          (a) The “Fair Market Value” of a share of Common Stock on any day shall be the closing price on the applicable trading market as reported for such day or, if no such price is reported for such day, the average of the high bid and low asked price of Common Stock as reported for such day. If no quotation is made for the applicable day, the Fair Market Value of a share of Common Stock on such day shall be determined in the manner set forth in the preceding sentence using quotations for the next preceding day for which there were quotations, provided that such quotations shall have been made within the 10 business days preceding the applicable day. Notwithstanding the foregoing, if deemed necessary or appropriate by the Administrator, the Fair Market Value of a share of Common Stock on any day shall be determined by the Administrator. In no event shall the Fair Market Value of any share of Common Stock be less than its par value.
          (b) The term “incentive stock option” means an option that is intended to qualify for special federal income tax treatment pursuant to Sections 421 and 422 of the Internal

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Revenue Code of 1986 as now constituted or subsequently amended (the “Code”), or pursuant to a successor provision of the Code, and which is so designated in the applicable Award Agreement (as hereinafter defined). Any option that is not specifically designated as an incentive stock option shall under no circumstances be considered an incentive stock option. Any option that is not an incentive stock option is referred to herein as a “non-qualified stock option.”
          (c) The term “cause” in connection with a termination of employment by reason of a dismissal for cause shall mean:
               (i) to the extent that there is an employment, severance or other agreement governing the relationship between the grantee and the Company, a Company subsidiary or a Company joint venture, which agreement contains a definition of “cause,” cause shall consist of those acts or omissions that would constitute “cause” under such agreement; and otherwise,
               (ii) the grantee’s termination of employment by the Company or a subsidiary or an affiliate on account of any one or more of the following:
                    (1) any failure by the grantee substantially to perform the grantee’s employment duties;
                    (2) any excessive unauthorized absenteeism by the grantee;
                    (3) any refusal by the grantee to obey the lawful orders of the Company’s Board of Directors or any other person or Administrator to whom the grantee reports;
                    (4) any act or omission by the grantee that is or may be injurious to the Company, monetarily or otherwise;
                    (5) any act by the grantee that is inconsistent with the best interests of the Company;
                    (6) the grantee’s material violation of any of the Company’s policies, including, without limitation, those policies relating to discrimination or sexual harassment;
                    (7) the grantee’s unauthorized (a) removal from the premises of the Company or a subsidiary or an affiliate of any document (in any medium or form) relating to the Company or a subsidiary or an affiliate or the customers or clients of the Company or a subsidiary or an affiliate or (b) disclosure to any person or entity of any of the Company’s, or its subsidiaries or affiliates’, confidential or proprietary information;
                    (8) the grantee’s commission of any felony, or any other crime involving moral turpitude; and
                    (9) the grantee’s commission of any act involving dishonesty or fraud.

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     Any rights the Company may have hereunder in respect of the events giving rise to cause shall be in addition to the rights the Company may have under any other agreement with a grantee or at law or in equity. Any determination of whether a grantee’s employment is (or is deemed to have been) terminated for cause shall be made by the Administrator in its discretion, which determination shall be final, binding and conclusive on all parties. If, subsequent to a grantee’s voluntary termination of employment or involuntary termination of employment without cause, it is discovered that the grantee’s employment could have been terminated for cause, the Administrator may deem such grantee’s employment to have been terminated for cause. A grantee’s termination of employment for cause shall be effective as of the date of the occurrence of the event giving rise to cause, regardless of when the determination of cause is made.
          (d) “Common Stock Offering” shall mean the sale of the Company’s Common Stock in a firm commitment underwritten public offering.
ARTICLE II
AWARDS UNDER THE PLAN
     2.1 Agreements Evidencing Awards
     Each award granted under the Plan (except an award of unrestricted stock) shall be evidenced by a written certificate (“Award Agreement”) that shall contain such provisions as the Administrator may, in its sole discretion, deem necessary or desirable. By executing an Award Agreement pursuant to the Plan, a grantee thereby agrees that the award shall be subject to all of the terms and provisions of the Plan and the applicable Award Agreement.
     2.2 Grant of Stock Options
          (a) Stock Option Grants. The Administrator may grant incentive stock options and non-qualified stock options (“options”) to purchase shares of Common Stock from the Company, to such key persons, and in such amounts and subject to such vesting and forfeiture provisions and other terms and conditions, as the Administrator shall determine, in its sole discretion, subject to the provisions of the Plan.
          (b) Option Exercise Price. Each Award Agreement with respect to an option shall set forth the amount (the “option exercise price”) payable by the grantee to the Company upon exercise of the option evidenced thereby. The option exercise price per share shall be determined by the Administrator in its sole discretion. Notwithstanding the foregoing, with respect to any options granted within 30 days of a Common Stock Offering, the option exercise price shall be not less than the average of the Fair Market Value of a share of Common Stock over the 30-day period following the closing of the Common Stock Offering or, with respect to incentive stock options, shall be not less than the price as required by the Code for such options.
          (c) Exercise Period. Each Award Agreement with respect to an option shall set forth the periods during which the award evidenced thereby shall be exercisable, whether in whole or in part. Such periods shall be determined by the Administrator in its sole discretion; provided, however, that no option shall be exercisable more than 10 years after the date of grant.

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          (d) Incentive Stock Option Limitation; Exercisability. To the extent that the aggregate Fair Market Value (determined as of the time the option is granted) of the stock with respect to which incentive stock options are first exercisable by any employee during any calendar year shall exceed $100,000, or such higher amount as may be permitted from time to time under Section 422 of the Code, such options shall be treated as non-qualified stock options.
          (e) Incentive Stock Option Limitation; 10% Owners. Notwithstanding the provisions of paragraphs (d) and (e) of this Section 2.2, an incentive stock option may not be granted under the Plan to an individual who, at the time the option is granted, owns stock possessing more than 10% of the total combined voting power of all classes of stock of his employer corporation or of its parent or subsidiary corporations (as such ownership may be determined for purposes of Section 422(b)(6) of the Code) unless (i) at the time such incentive stock option is granted the option exercise price is at least 110% of the Fair Market Value of the shares subject thereto and (ii) the incentive stock option by its terms is not exercisable after the expiration of five years from the date it is granted.
     2.3 Exercise of Options
     Subject to the other provisions of this Article II, each option granted under the Plan shall be exercisable as follows:
          (a) Timing and Extent of Exercise. Options shall be exercisable at such times and under such conditions as set forth in the corresponding Award Agreement. Unless the applicable Award Agreement otherwise provides, an option may be exercised from time to time as to all or part of the shares as to which such award is then exercisable.
          (b) Notice of Exercise. An option shall be exercised by the filing of a written notice with the Company or the Company’s designated exchange agent (the “exchange agent”), on such form and in such manner as the Administrator shall in its sole discretion prescribe.
          (c) Payment of Exercise Price. Any written notice of exercise of an option shall be accompanied by payment for the shares being purchased. Such payment shall be made: (i) by certified or official bank check (or the equivalent thereof acceptable to the Company or its exchange agent) for the full option exercise price; (ii) with the consent of the Administrator, by delivery of shares of Common Stock having a Fair Market Value (determined as of the exercise date) equal to all or part of the option exercise price and a certified or official bank check (or the equivalent thereof acceptable to the Company or its exchange agent) for any remaining portion of the full option exercise price; (iii) if so provided in the applicable Award Agreement at the discretion of the Administrator, by delivery of a full-recourse and sufficiently collateralized promissory note in such amount and on such terms as shall be determined by the Administrator in its sole discretion (provided, however, that the terms of any such promissory note shall comply with applicable law in the jurisdiction of the Company’s incorporation so as to constitute legal, valid and sufficient consideration for full payment for shares); or (iv) at the discretion of the Administrator and to the extent permitted by law, by such other provision, consistent with the terms of the Plan, as the Administrator may from time to time prescribe (whether directly or indirectly through the exchange agent).

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          (d) Delivery of Certificates Upon Exercise. Subject to the provisions of Section 2.3(e), promptly after receiving payment of the full option exercise price, the Company or its exchange agent shall, subject to the provisions of Section 3.2, deliver to the grantee or to such other person as may then have the right to exercise the award, a certificate or certificates for the shares of Common Stock for which the award has been exercised. If the method of payment employed upon option exercise so requires, and if applicable law permits, an optionee may direct the Company or its exchange agent, as the case may be, to deliver the stock certificate(s) to the optionee’s stockbroker.
          (e) Investment Purpose and Legal Requirements. Notwithstanding the foregoing, at the time of the exercise of any option, the Company may, if it shall deem it necessary or advisable for any reason, require the holder of such option (i) to represent in writing to the Company that it is the optionee’s then intention to acquire the shares with respect to which the option is to be exercised for investment and not with a view to the distribution thereof, or (ii) to postpone the date of exercise until such time as the Company has available for delivery to the optionee a prospectus meeting the requirements of all applicable securities laws; and no shares shall be issued or transferred upon the exercise of any option unless and until all legal requirements applicable to the issuance or transfer of such shares have been complied with to the satisfaction of the Company. The Company shall have the right to condition any issuance of shares to any optionee hereunder on such optionee’s undertaking in writing to comply with such restrictions on the subsequent transfer of such shares as the Company shall deem necessary or advisable as a result of any applicable law, regulation or official interpretation thereof, and certificates representing such shares may contain a legend to reflect any such restrictions.
          (f) No Shareholder Rights. No grantee of an option (or other person having the right to exercise such award) shall have any of the rights of a shareholder of the Company with respect to shares subject to such award until the issuance of a stock certificate to such person for such shares. Except as otherwise provided in Section 1.5(b), no adjustment shall be made for dividends, distributions or other rights (whether ordinary or extraordinary, and whether in cash, securities or other property) for which the record date is prior to the date such stock certificate is issued.
     2.4 Compensation in Lieu of Exercise of an Option
     Upon written application of the grantee of an option, the Administrator may in its sole discretion determine to substitute, for the exercise of such option, compensation to the grantee not in excess of the difference between the option exercise price and the Fair Market Value of the shares covered by such written application on the date of such application. Such compensation may be in cash, in shares of Common Stock, or both, and the payment thereof may be subject to conditions, all as the Administrator shall determine in its sole discretion. In the event compensation is substituted pursuant to this Section 2.4 for the exercise, in whole or in part, of an option, the number of shares subject to the option shall be reduced by the number of shares for which such compensation is substituted.

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     2.5 Termination of Employment; Death Subsequent to a Termination of Employment
          (a) General Rule. Except to the extent otherwise provided in paragraphs (b), (c), (d) or (e) of this Section 2.5 or Section 3.8(b)(iii), a grantee whose employment terminates may exercise any outstanding option on the following terms and conditions: (i) exercise may be made only to the extent that the grantee was entitled to exercise the award on the termination of employment date; and (ii) exercise must occur within three months after termination of employment but in no event after the original expiration date of the award.
          (b) Dismissal for Cause; Resignation. If a grantee is terminated for cause or resigns without the Company’s prior consent, all options not theretofore exercised shall terminate upon the grantee’s termination of employment.
          (c) Retirement. If a grantee retires, then any outstanding option shall be exercisable pursuant to its terms. For this purpose “retirement” shall mean a grantee’s termination of employment, under circumstances other than those described in paragraph (b) above, on or after: (x) his 65th birthday, (y) the date on which he has attained age 60 and completed at least five years of service with the Company (using any method of calculation the Administrator deems appropriate) or (z) if approved by the Administrator, on or after he has completed at least 20 years of service.
          (d) Disability. If a grantee’s employment terminates by reason of a disability (as defined below), then any outstanding option shall be exercisable pursuant to its terms. For this purpose “disability” shall mean, except in connection any physical or mental condition that would qualify a grantee for a disability benefit under the long-term disability plan maintained by the Company or, if there is no such plan, a physical or mental condition that prevents the grantee from performing the essential functions of the grantee’s position (with or without reasonable accommodation) for a period of six consecutive months. The existence of a disability shall be determined by the Administrator in its sole and absolute discretion.
          (e) Death.
               (i) Termination of Employment as a Result of Grantee’s Death. If a grantee’s employment terminates as the result of his death, then any outstanding option shall be exercisable pursuant to its terms.
               (ii) Restrictions on Exercise Following Death. Any such exercise of an award following a grantee’s death shall be made only by the grantee’s executor or administrator or other duly appointed representative reasonably acceptable to the Administrator, unless the grantee’s will specifically disposes of such award, in which case such exercise shall be made only by the recipient of such specific disposition. If a grantee’s personal representative or the recipient of a specific disposition under the grantee’s will shall be entitled to exercise any award pursuant to the preceding sentence, such representative or recipient shall be bound by all the terms and conditions of the Plan and the applicable Award Agreement which would have applied to the grantee including, without limitation, the provisions of Sections 3.2 and 3.5 hereof.

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          (f) Special Rules for Incentive Stock Options. No option that remains exercisable for more than three months following a grantee’s termination of employment for any reason other than death or disability, or for more than one year following a grantee’s termination of employment as the result of his becoming disabled, may be treated as an incentive stock option.
          (g) Administrator Discretion. The Administrator, in the applicable Award Agreement, may waive or modify the application of the foregoing provisions of this Section 2.5.
     2.6 Transferability of Options
     Except as otherwise provided in an applicable Award Agreement evidencing an option, during the lifetime of a grantee, each such award granted to a grantee shall be exercisable only by the grantee and no such award shall be assignable or transferable otherwise than by will or by the laws of descent and distribution. The Administrator may, in any applicable Award Agreement evidencing an option (other than an incentive stock option to the extent inconsistent with the requirements of Section 422 of the Code applicable to incentive stock options), permit a grantee to transfer all or some of the options to (A) the grantee’s spouse, children or grandchildren (“Immediate Family Members”), (B) a trust or trusts for the exclusive benefit of such Immediate Family Members, or (C) other parties approved by the Administrator in its sole and absolute discretion. Following any such transfer, any transferred options shall continue to be subject to the same terms and conditions as were applicable immediately prior to the transfer.
     2.7 Grant of Restricted Stock
          (a) Restricted Stock Grants. The Administrator may grant restricted shares of Common Stock to such key persons, in such amounts, and subject to such vesting and forfeiture provisions and other terms and conditions as the Administrator shall determine in its sole discretion, subject to the provisions of the Plan. Restricted stock awards may be made independently of or in connection with any other award under the Plan. A grantee of a restricted stock award shall have no rights with respect to such award unless such grantee accepts the award within such period as the Administrator shall specify by accepting delivery of a restricted stock agreement in such form as the Administrator shall determine and, in the event the restricted shares are newly issued by the Company, makes payment to the Company or its exchange agent by certified or official bank check (or the equivalent thereof acceptable to the Company) in an amount at least equal to the par value of the shares covered by the award.
          (b) Issuance of Stock Certificate(s). Promptly after a grantee accepts a restricted stock award, the Company or its exchange agent shall issue to the grantee a stock certificate or stock certificates for the shares of Common Stock covered by the award or shall establish an account evidencing ownership of the stock in uncertificated form. Upon the issuance of such stock certificate(s), or establishment of such account, the grantee shall have the rights of a shareholder with respect to the restricted stock, subject to: (i) the nontransferability restrictions and forfeiture provision described in paragraphs (d) and (e) of this Section 2.7; (ii) in the Administrator’s discretion, to a requirement that any dividends paid on such shares shall be held in escrow until all restrictions on such shares have lapsed; and (iii) any other restrictions and conditions contained in the applicable restricted stock agreement.

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          (c) Custody of Stock Certificate(s). Unless the Administrator shall otherwise determine, any stock certificates issued evidencing shares of restricted stock shall remain in the possession of the Company until such shares are free of any restrictions specified in the applicable restricted stock agreement. The Administrator may direct that such stock certificate(s) bear a legend setting forth the applicable restrictions on transferability.
          (d) Nontransferability. Shares of restricted stock may not be sold, assigned, transferred, pledged or otherwise encumbered or disposed of except as otherwise specifically provided in this Plan or the applicable restricted stock agreement. The Administrator at the time of grant shall specify the date or dates (which may depend upon or be related to the attainment of performance goals and other conditions) on which the nontransferability of the restricted stock shall lapse.
          (e) Consequence of Termination of Employment. A grantee’s termination of employment for any reason (including death) shall cause the immediate forfeiture of all shares of restricted stock that have not yet vested as of the date of such termination of employment. All dividends paid on such shares also shall be forfeited, whether by termination of any escrow arrangement under which such dividends are held, by the grantee’s repayment of dividends he received directly, or otherwise.
     2.8 Grant of Unrestricted Stock
     The Administrator may grant (or sell at a purchase price at least equal to par value) shares of Common Stock free of restrictions under the Plan, to such key persons and in such amounts and subject to such forfeiture provisions as the Administrator shall determine in its sole discretion. Shares may be thus granted or sold in respect of past services or other valid consideration.
     2.9 Grant of Performance Shares
          (a) Performance Share Grants. The Administrator may grant performance share awards to such key persons, and in such amounts and subject to such vesting and forfeiture provisions and other terms and conditions, as the Administrator shall in its sole discretion determine, subject to the provisions of the Plan. Such an award shall entitle the grantee to acquire shares of Common Stock, or to be paid the value thereof in cash, as the Administrator shall determine, if specified performance goals are met. Performance shares may be awarded independently of, or in connection with, any other award under the Plan. A grantee shall have no rights with respect to a performance share award unless such grantee accepts the award by accepting delivery of a Award Agreement at such time and in such form as the Administrator shall determine.
          (b) Shareholder Rights. The grantee of a performance share award will have the rights of a shareholder only as to shares for which a stock certificate has been issued pursuant to the award and not with respect to any other shares subject to the award.
          (c) Consequence of Termination of Employment. Except as may otherwise be provided by the Administrator at any time prior to a grantee’s termination of employment, the

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rights of a grantee of a performance share award shall automatically terminate upon the grantee’s termination of employment by the Company and its subsidiaries for any reason (including death).
          (d) Exercise Procedures; Automatic Exercise. At the discretion of the Administrator, the applicable Award Agreement may set out the procedures to be followed in exercising a performance share award or it may provide that such exercise shall be made automatically after satisfaction of the applicable performance goals.
          (e) Tandem Grants; Effect on Exercise. Except as otherwise specified by the Administrator, (i) a performance share award granted in tandem with an option may be exercised only while the option is exercisable, (ii) the exercise of a performance share award granted in tandem with any other award shall reduce the number of shares subject to such other award in the manner specified in the applicable Award Agreement, and (iii) the exercise of any award granted in tandem with a performance share award shall reduce the number of shares subject to the latter in the manner specified in the applicable Award Agreement.
          (f) Nontransferability. Performance shares may not be sold, assigned, transferred, pledged or otherwise encumbered or disposed of except as otherwise specifically provided in this Plan or the applicable Award Agreement. The Administrator at the time of grant shall specify the date or dates (which may depend upon or be related to the attainment of performance goals and other conditions) on which the nontransferability of the performance shares shall lapse.
     2.10 Company Right of First Refusal; Company Right to Repurchase. In the discretion of the Administrator, an Award Agreement may contain provisions requiring a grantee to comply with the following: (a) prior to any permitted sale, transfer, hypothecation or other disposition (a “transfer”) of any shares of Common Stock granted pursuant to the Plan or received upon the exercise of options granted under the Plan, or prior to any permitted transfer of options granted hereunder, the grantee must provide the Company with prior written notice and the first right to purchase such shares or options; or (b) following the termination of a grantee’s service with the Company, whether as an employee, director, consultant or otherwise, the Company shall have the right to repurchase any shares or options then held by such grantee. In the case of either clause (a) or (b) above, the specific terms and conditions regarding the Company’s right of first refusal or right to repurchase shall be set forth in the applicable Award Agreement.
ARTICLE III
MISCELLANEOUS
     3.1 Amendment of the Plan; Modification of Awards
          (a) Amendment of the Plan. The Board may from time to time suspend, discontinue, revise or amend the Plan in any respect whatsoever, except that no such amendment shall materially impair any rights or materially increase any obligations under any award theretofore made under the Plan without the consent of the grantee (or, upon the grantee’s death, the person having the right to exercise the award). For purposes of this Section 3.1, any action of

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the Board or the Administrator that in any way alters or affects the tax treatment of any award shall not be considered to materially impair any rights of any grantee.
          (b) Shareholder Approval Requirement. Shareholder approval shall be required with respect to any amendment to the Plan that (i) increases the aggregate number of shares that may be issued pursuant to incentive stock options or changes the class of employees eligible to receive such options; or (ii) materially increases the benefits under the Plan to persons whose transactions in Common Stock are subject to Section 16(b) of the Securities Exchange Act of 1934, as amended (the “1934 Act”), materially increases the number of shares which may be issued to such persons, or materially modifies the eligibility requirements affecting such persons.
          (c) Modification of Awards. The Administrator may cancel any award under the Plan. The Administrator also may amend any outstanding Award Agreement, including, without limitation, by amendment which would: (i) accelerate the time or times at which the award becomes unrestricted or may be exercised; (ii) waive or amend any goals, restrictions or conditions set forth in the Award Agreement; or (iii) waive or amend the operation of Section 2.5 with respect to the termination of the award upon termination of employment. However, any such cancellation or amendment (other than an amendment pursuant to Sections 3.7 or 3.8(b)) that materially impairs the rights or materially increases the obligations of a grantee under an outstanding award shall be made only with the consent of the grantee (or, upon the grantee’s death, the person having the right to exercise the award).
     3.2 Consent Requirement
          (a) No Plan Action Without Required Consent. If the Administrator shall at any time determine that any Consent (as hereinafter defined) is necessary or desirable as a condition of, or in connection with, the granting of any award under the Plan, the issuance or purchase of shares or other rights thereunder, or the taking of any other action thereunder (each such action being hereinafter referred to as a “Plan Action”), then such Plan Action shall not be taken, in whole or in part, unless and until such Consent shall have been effected or obtained to the full satisfaction of the Administrator.
          (b) Consent Defined. The term “Consent” as used herein with respect to any Plan Action means (i) any and all listings, registrations or qualifications in respect thereof upon any securities exchange or under any federal, state or local law, rule or regulation, (ii) any and all written agreements and representations by the grantee with respect to the disposition of shares, or with respect to any other matter, which the Administrator shall deem necessary or desirable to comply with the terms of any such listing, registration or qualification or to obtain an exemption from the requirement that any such listing, qualification or registration be made, and (iii) any and all consents, clearances and approvals in respect of a Plan Action by any governmental or other regulatory bodies.
     3.3 Nonassignability
     Except as provided in Sections 2.5(e), 2.6, 2.7(d) and 2.9(f): (a) no award or right granted to any person under the Plan or under any Award Agreement shall be assignable or transferable other than by will or by the laws of descent and distribution; and (b) all rights granted under the

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Plan or any Award Agreement shall be exercisable during the life of the grantee only by the grantee or the grantee’s legal representative.
     3.4 Requirement of Notification of Election Under Section 83(b) of the Code
     If any grantee shall, in connection with the acquisition of shares of Common Stock under the Plan, make the election permitted under Section 83(b) of the Code (i.e., an election to include in gross income in the year of transfer the amounts specified in Section 83(b)), such grantee shall notify the Company of such election within 10 days of filing notice of the election with the Internal Revenue Service, in addition to any filing and notification required pursuant to regulations issued under the authority of Code Section 83(b).
     3.5 Requirement of Notification Upon Disqualifying Disposition Under Section 421(b) of the Code
     Each Award Agreement with respect to an incentive stock option shall require the grantee to notify the Company of any disposition of shares of Common Stock issued pursuant to the exercise of such option under the circumstances described in Section 421(b) of the Code (relating to certain disqualifying dispositions), within 10 days of such disposition.
     3.6 Withholding Taxes
          (a) With Respect to Cash Payments. Whenever cash is to be paid pursuant to an award under the Plan, the Company shall be entitled to deduct therefrom an amount sufficient in its opinion to satisfy all federal, state and other governmental tax withholding requirements related to such payment.
          (b) With Respect to Delivery of Common Stock. Whenever shares of Common Stock are to be delivered pursuant to an award under the Plan, the Company shall be entitled to require as a condition of delivery that the grantee remit to the Company an amount sufficient in the opinion of the Company to satisfy all federal, state and other governmental tax withholding requirements related thereto. With the approval of the Administrator, which the Administrator shall have sole discretion whether or not to give, the grantee may satisfy the foregoing condition by electing to have the Company withhold from delivery shares having a value equal to the amount of tax to be withheld. Such shares shall be valued at their Fair Market Value as of the date on which the amount of tax to be withheld is determined. Fractional share amounts shall be settled in cash. Such a withholding election may be made with respect to all or any portion of the shares to be delivered pursuant to an award.
     3.7 Adjustment Upon Changes in Common Stock
          (a) Shares Available for Grants. In the event of any change in the number of shares of Common Stock outstanding by reason of any stock dividend or split, reverse stock split, recapitalization, merger, consolidation, combination or exchange of shares or similar corporate change, the maximum number of shares of Common Stock with respect to which the Administrator may grant awards under Article II hereof, as described in Section 1.5(a), shall be appropriately adjusted by the Administrator. In the event of any change in the number of shares of Common Stock outstanding by reason of any other event or transaction, the Administrator

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may, but need not, make such adjustments in the number and class of shares of Common Stock with respect to which awards: (i) may be granted under Article II hereof and (ii) granted to any one employee of the Company or a subsidiary during any one calendar year, in each case as the Administrator may deem appropriate.
          (b) Outstanding Restricted Stock and Performance Shares. Unless the Administrator in its sole and absolute discretion otherwise determines, any securities or other property (including dividends paid in cash) received by a grantee with respect to a share of restricted stock, the issue date with respect to which occurs prior to such event, but which has not vested as of the date of such event, as a result of any dividend, stock split, reverse stock split, recapitalization, merger, consolidation, combination, exchange of shares or otherwise will not vest until such share of restricted stock vests, and shall be promptly deposited with the Company or other custodian designated pursuant to Section 2.7(c) hereof.
          The Administrator may, in its absolute discretion, adjust any grant of shares of restricted stock, the issue date with respect to which has not occurred as of the date of the occurrence of any of the following events, or any grant of performance shares, to reflect any dividend, stock split, reverse stock split, recapitalization, merger, consolidation, combination, exchange of shares or similar corporate change as the Administrator may deem appropriate to prevent the enlargement or dilution of rights of grantees.
          (c) Outstanding Options—Increase or Decrease in Issued Shares Without Consideration. Subject to any required action by the shareholders of the Company, in the event of any increase or decrease in the number of issued shares of Common Stock resulting from a subdivision or consolidation of shares of Common Stock or the payment of a stock dividend (but only on the shares of Common Stock), or any other increase or decrease in the number of such shares effected without receipt of consideration by the Company, the Administrator shall proportionally adjust the number of shares of Common Stock subject to each outstanding option and the exercise price per share of Common Stock of each such option.
          (d) Outstanding Options—Certain Mergers. Subject to any required action by the shareholders of the Company, in the event that the Company shall be the surviving corporation in any merger or consolidation (except a merger or consolidation as a result of which the holders of shares of Common Stock receive securities of another corporation), each option outstanding on the date of such merger or consolidation shall pertain to and apply to the securities which a holder of the number of shares of Common Stock subject to such option would have received in such merger or consolidation.
          (e) Outstanding Options—Certain Other Transactions. In the event of (i) a dissolution or liquidation of the Company, (ii) a sale of all or substantially all of the Company’s assets, (iii) a merger or consolidation involving the Company in which the Company is not the surviving corporation or (iv) a merger or consolidation involving the Company in which the Company is the surviving corporation but the holders of shares of Common Stock receive securities of another corporation and/or other property, including cash, the Administrator shall, in its absolute discretion, have the power to:

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              (i) cancel, effective immediately prior to the occurrence of such event, each option outstanding immediately prior to such event (whether or not then exercisable), and, in full consideration of such cancellation, pay to the grantee to whom such option was granted an amount in cash, for each share of Common Stock subject to such option equal to the excess of (x) the value, as determined by the Administrator in its absolute discretion, of the property (including cash) received by the holder of a share of Common Stock as a result of such event over (y) the exercise price of such option; or
              (ii) provide for the exchange of each option outstanding immediately prior to such event (whether or not then exercisable) for an option on some or all of the property which a holder of the number of shares of Common Stock subject to such option would have received and, incident thereto, make an equitable adjustment as determined by the Administrator in its absolute discretion in the exercise price of the option, or the number of shares or amount of property subject to the option or, if appropriate, provide for a cash payment to the grantee to whom such option was granted in partial consideration for the exchange of the option.
          (f) Outstanding Options—Other Changes. In the event of any change in the capitalization of the Company or a corporate change other than those specifically referred to in Sections 3.7(c), (d) or (e) hereof, the Administrator may, in its absolute discretion, make such adjustments in the number and class of shares subject to options outstanding on the date on which such change occurs and in the per-share exercise price of each such option as the Administrator may consider appropriate to prevent dilution or enlargement of rights. In addition, if and to the extent the Administrator determines it is appropriate, the Administrator may elect to cancel each option outstanding immediately prior to such event (whether or not then exercisable), and, in full consideration of such cancellation, pay to the grantee to whom such option was granted an amount in cash, for each share of Common Stock subject to such option equal to the excess of (i) the Fair Market Value of Common Stock on the date of such cancellation over (ii) the exercise price of such option.
          (g) No Other Rights. Except as expressly provided in the Plan, no grantee shall have any rights by reason of any subdivision or consolidation of shares of stock of any class, the payment of any dividend, any increase or decrease in the number of shares of stock of any class or any dissolution, liquidation, merger or consolidation of the Company or any other corporation. Except as expressly provided in the Plan, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number of shares of Common Stock subject to an award or the exercise price of any option.
     3.8 Change in Control
          (a) Change in Control Defined. For purposes of this Section 3.8, “Change in Control” shall mean the occurrence of any of the following:
              (i) any person or “group” (within the meaning of Section 13(d)(3) of the 1934 Act), acquiring “beneficial ownership” (as defined in Rule 13d-3 under the 1934 Act), directly or indirectly, of fifty percent (50%) or more of the aggregate voting power of the capital stock ordinarily entitled to elect directors of the Company;

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              (ii) the sale of all or substantially all of the Company’s assets in one or more related transactions to a person other than such a sale to a subsidiary of the Company which does not involve a change in the equity holdings of the Company; or
              (iii) any merger, consolidation, reorganization or similar event of the Company or any of its subsidiaries, as a result of which the holders of the voting stock of the Company immediately prior to such merger, consolidation, reorganization or similar event do not directly or indirectly hold at least fifty-one percent (51%) of the aggregate voting power of the capital stock of the surviving entity.
          (b) Effect of a Change in Control. Unless the Administrator provides otherwise in a Award Agreement, upon the occurrence of a Change in Control:
              (i) notwithstanding any other provision of this Plan, any award then outstanding shall become fully vested and any award in the form of an option shall be immediately exercisable;
              (ii) to the extent permitted by law, the Administrator may, in its sole discretion, amend any Award Agreement in such manner as it deems appropriate;
              (iii) a grantee whose employment is terminated for any reason other than a dismissal for cause, concurrent with or within one year following the Change in Control, may exercise any outstanding option, but only to the extent that the grantee was entitled to exercise the award on his termination of employment date, until the earlier of (A) the original expiration date of the award and (B) the later of (x) the date provided for under the terms of Section 2.5 without reference to this Section 3.8(b)(iii) and (y) the first anniversary of the grantee’s termination of employment.
          (c) Miscellaneous. Whenever deemed appropriate by the Administrator, any action referred to in paragraph (b)(ii) of this Section 3.8 may be made conditional upon the consummation of the applicable Change in Control transaction.
     3.9 Right of Discharge Reserved
     Nothing in the Plan or in any Award Agreement shall confer upon any grantee the right to continue his employment with the Company or any of its subsidiaries or affect any right that the Company may have to terminate such employment.
     3.10 Non-Uniform Determinations
     The Administrator’s determinations under the Plan need not be uniform and may be made by it selectively among persons who receive, or who are eligible to receive, awards under the Plan (whether or not such persons are similarly situated). Without limiting the generality of the foregoing, the Administrator shall be entitled, among other things, to make non-uniform and selective determinations, and to enter into non-uniform and selective Award Agreements, as to (a) the persons to receive awards under the Plan, and (b) the terms and provisions of awards under the Plan.

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     3.11 Other Payments or Awards
     Nothing contained in the Plan shall be deemed in any way to limit or restrict the Company from making any award or payment to any person under any other plan, arrangement or understanding, whether now existing or hereafter in effect.
     3.12 Headings
     Any section, subsection, paragraph or other subdivision headings contained herein are for the purpose of convenience only and are not intended to expand, limit or otherwise define the contents of such subdivisions.
     3.13 Effective Date and Term of Plan
          (a) Adoption; Shareholder Approval. The Plan was adopted by the Board and shall be effective as of October 15, 2010. Although the Company intends to obtain approval of the Plan by the Company’s shareholders within the time period required to allow grants of options hereunder to qualify as incentive stock options, awards under the Plan prior to such shareholder approval may, but need not, be made subject to such approval.
          (b) Termination of Plan. Unless sooner terminated by the Board or pursuant to paragraph (a) above, the provisions of the Plan shall terminate on the first anniversary of the adoption of the Plan by the Board, and no awards shall thereafter be made under the Plan. All such awards made under the Plan prior to its termination shall remain in effect until such awards have been satisfied or terminated in accordance with the terms and provisions of the Plan and the applicable Award Agreements.
     3.14 Restriction on Issuance of Stock Pursuant to Awards
     The Company shall not permit any shares of Common Stock to be issued pursuant to awards granted under the Plan unless such shares of Common Stock are fully paid and non-assessable under applicable law.
     3.15 Governing Law
     Except to the extent preempted by any applicable federal law, the Plan will be construed and administered in accordance with the laws of the state in which the Company is incorporated without giving effect to principles of conflict of laws.

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SUN RIVER ENERGY, INC.
ANNUAL MEETING OF SHAREHOLDERS — NOVEMBER 17, 2010
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
SUN RIVER ENERGY, INC.
     The undersigned hereby appoints Donal R. Schmidt, Jr. and Thimothy S. Wafford, acting singly, as proxies, each with full power to appoint a substitute, to represent and to vote, with all the powers the undersigned would have if personally present, all the shares of common stock, $0.0001 par value per share, of Sun River Energy, Inc., a Colorado corporation (the “Company”), held of record by the undersigned on September 24, 2010 at the Annual Meeting of Shareholders to be held on Wednesday, November 17, 2010, or at any adjournments or postponements thereof.

Proposal 1.	To elect three directors of the Company to serve until the 2011 Annual Meeting of Shareholders.

☐	FOR THE NOMINEES LISTED BELOW	☐	WITHHOLD AUTHORITY
	(except as marked to the contrary below)		to vote for all nominees listed below

Donal R. Schmidt, Jr. Stephen W. Weathers Robert B. Fields
(INSTRUCTIONS: To withhold authority for any individual nominee, write that nominee’s name in the space below.)

Proposal 2.	To consider and vote upon a proposal to adopt the Company’s 2010 Stock Incentive Plan.

☐ FOR	☐ AGAINST	☐ ABSTAIN

Proposal 3.	To ratify the appointment of LBB & Associates Ltd., LLP as the Company’s independent registered public accounting firm for the fiscal year ending April 30, 2011.

☐ FOR	☐ AGAINST	☐ ABSTAIN

Proposal 4.	To authorize the proxies to vote, in their discretion, upon other business as may come before the meeting.

☐ FOR	☐ AGAINST	☐ ABSTAIN

     This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, the proxy will be voted FOR Proposals 1, 2, 3 and 4.

Dated: _________________________, 2010

(Signature)

(Signature)
PLEASE SIGN HERE

Please date this proxy and sign your name exactly as it appears hereon.

Where there is more than one owner, each should sign. When signing as an agent, attorney, administrator, executor, guardian, or trustee, please add your title as such. If executed by a corporation, the proxy should be signed by a duly authorized officer who should indicate his office.
PLEASE DATE, SIGN, AND MAIL THIS PROXY CARD IN THE ENCLOSED ENVELOPE.
NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.